UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

AB GLOBAL RISK ALLOCATION FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J .Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2016

Date of reporting period: May 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.16

SEMI-ANNUAL REPORT

AB GLOBAL RISK ALLOCATION FUND

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

July 13, 2016

Semi-Annual Report

This report provides management’s discussion of fund performance for AB Global Risk Allocation Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2016.

Investment Objectives and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests dynamically in a number of global asset classes, including equity/credit, fixed-income, and inflation-indexed instruments. In making decisions on the allocation of assets among asset classes, AllianceBernstein L.P. (the “Adviser”) will use a tail risk parity strategy. This strategy attempts to provide investors with favorable long-term total return while minimizing exposure to material downside (“tail”) events. To execute this strategy, an average tail loss for each asset class is calculated based on historical market behavior and on a forward-looking basis through options prices. Fund assets are then allocated among asset classes so that each asset class will contribute equally to the expected tail loss of the Fund. This will generally result in the Fund having greater exposures to lower risk asset classes (such as fixed-income) than to higher risk asset classes. The Adviser will make frequent adjustments to the Fund’s asset class exposures based on these tail risk parity determinations.

The asset classes in which the Fund may invest include:

•	equity/credit—equity securities of all types and corporate fixed-income securities (regardless of credit quality, but subject to the limitations on high-yield securities set forth below)

•	fixed-income—fixed-income securities of the US and foreign governments and their agencies and instrumentalities

•	inflation-linked—global inflation-indexed securities (including Treasury inflation-protected securities)

The Fund’s investments within each asset class are generally index-based—typically, portfolios of individual securities intended to track the performance of the particular asset class and, primarily for certain types of assets such as credit assets, derivatives intended to track such performance. With respect to the inflation-indexed asset class, the Fund may also seek exposure, at times significantly, to commodities and commodities-related instruments and derivatives since these instruments are typically affected directly or indirectly by the level and change in inflation. Equity securities will comprise no more than 75% of the Fund’s investments. The Fund may invest in fixed-income securities with a range of maturities from short- to long-term. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services, Moody’s Investors Service, Inc., or Fitch Ratings, which are commonly known as “junk bonds”). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund’s investments in each asset class will generally be global in nature, and will generally include investments in both developed and emerging markets. The Fund typically invests at least 40% of its assets in securities of non-US

AB GLOBAL RISK ALLOCATION FUND •	1

companies and/or foreign countries and their agencies and instrumentalities unless conditions are not deemed favorable by the Adviser, in which case the Fund will invest at least 30% of its assets in such foreign securities.

Derivatives, particularly futures contracts and swaps, often provide more efficient and economical exposure to market segments than direct investments, and the Fund’s exposure to certain types of assets may at times be achieved partially or substantially through investment in derivatives. Derivatives transactions may also be a quicker and more efficient way to alter the Fund’s exposure than buying and selling direct investments. In determining when and to what extent to enter into derivatives transactions, the Adviser will consider factors such as the risk and returns of these investments relative to direct investments and the cost of such transactions. Because derivatives transactions frequently require cash outlays that are only a small portion of the amount of exposure obtained through the derivative, a portion of the Fund’s assets may be held in cash or invested in cash equivalents to cover the Fund’s derivatives obligations, such as short-term US government and agency securities, repurchase agreements and money market funds. At times, a combination of direct securities investments and derivatives will be used to gain asset class exposure so that the Fund’s aggregate exposure will substantially exceed its net assets (i.e., so that the Fund is effectively leveraged). Overall Fund exposure and the allocation to equity/credit will typically increase during bull markets, while overall exposure and allocation to equity/credit and inflation-indexed securities will typically decrease during bear markets. In addition, the Fund may at times invest in shares of exchange-traded funds (“ETFs”) in lieu of making direct investments in securities.

While the Fund may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, the Adviser expects that the Fund will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Global Risk Allocation (Cayman) Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Fund except that the Subsidiary, unlike the Fund, may invest, without limitation, in commodities and commodities-related instruments. The Fund will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Fund limits its investment in the Subsidiary to no more than 25% of its total assets. Investment in the Subsidiary is expected to provide the Fund with commodity exposure within the limitations of federal tax requirements that apply to the Fund.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. To hedge all or a

2	• AB GLOBAL RISK ALLOCATION FUND

portion of its currency risk, the Fund may invest in currency-related derivatives, including forward currency exchange contracts.

Investment Results

The table on page 7 shows the Fund’s performance compared with its primary benchmark, the Morgan Stanley Capital International (“MSCI”) World Index, and its blended benchmark, a 60%/40% blend of MSCI World Index/Barclays Global Aggregate Bond Index, respectively, for the six- and 12-month periods ended May 31, 2016. Also included in the table are the individual performance of the Barclays Global Aggregate Bond Index, and the Fund’s peer group, as represented by the Lipper Flexible Portfolio Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some of the Funds may have different investment policies and sales and management fees and fund expenses.

During both periods, all share classes of the Fund underperformed the primary and blended benchmarks, before sales charges. Global growth risk was the biggest factor driving the Fund’s performance in both periods. The Fund maintained an overweight to European and Japanese growth assets relative to the benchmark, which detracted from returns for the six-month period. Both European and Japanese equity markets experienced significant sell-offs during the risk off period in January and early February, triggered by the Chinese currency devaluation, the collapse of crude oil prices, concerns associated with European banks and growth and the adverse response to the Bank of Japan negative interest rate policy. The Fund’s European equity exposure was also a significant detractor for the 12-month period, as the Greek debt crisis occurred during the first six months and severely impacted European growth assets.

Interest rate exposure contributed for both periods, with the strongest returns occurring in the last six months, as interest rates in several major countries fell significantly. Both Japanese and European central banks furthered monetary easing and the US Federal Reserve lowered the pace of interest rate hikes further than what was expected at the end of 2015, responding to financial market volatilities and concerns with global economic growth. The Fund’s exposure to inflation-protected bonds and commodity futures provided positive return contributions in both periods. The Fund’s timing of real assets contributed during a challenging 12-month period, driven by the Chinese currency devaluation, the collapse of energy prices and a volatile US dollar.

Derivatives used for hedging and investment purposes included stock index futures, Treasury futures and purchased options, which detracted during both periods, in absolute terms; written options added during both periods; currency forwards and total return swaps detracted during the six-month period and added during the 12-month period; interest rate swaps and credit default swaps added during the six-month period and detracted during the 12-month period; and written swaptions added during the 12-month period.

AB GLOBAL RISK ALLOCATION FUND •	3

Market Review and Investment Strategy

The Fund’s Senior Investment Management Team uses proprietary signals along with fundamental insights when allocating risk. Over the 12-month period, the Fund meaningfully reduced its long exposure to commodity futures, given their heightened downside risk in an environment of a strengthening US dollar and a slowdown in China. In February, commodity futures exposures were added back as the Fund’s signals suggested improvement amidst stabilizing and rebounding energy prices and a weakening US dollar. These active allocation decisions around commodities helped performance during the period.

Over the six-month period, the Fund maintained exposures to both global equity and interest rates. Within the

Fund’s equity exposures, the non-US equity positions were the biggest detractors of performance at the beginning of 2016. During the same period, the fixed-income exposures contributed as interest rates fell. The Fund increased its allocation to US inflation-protected bonds in the middle of February, taking advantage of the low inflation break-even rates.

On June 23, 2016, the UK voted to leave the European Union (“EU”) in a popular referendum. At this moment in time, the UK remains a member of the EU and the rules and regulations remain unchanged, as do all the protections in place. Exactly how the UK’s role in the EU will change will become clear over time. The Adviser continues to monitor the heightened market volatility.

4	• AB GLOBAL RISK ALLOCATION FUND

DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI World Index and the Barclays Global Aggregate Bond Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. The Barclays Global Aggregate Index represents the performance of the global investment-grade developed fixed-income markets. The blended benchmark performance consists of a 60%/40% blend of the MSCI World Index and the Barclays Global Aggregate Bond Index, respectively. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Allocation Risk: The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value (“NAV”) when the asset classes in which the Fund has invested more heavily perform worse than the asset classes invested in less heavily.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to a heightened risk of rising rates as the current period of historically low interest rates ends. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security.

Commodity Risk: Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk: Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

(Disclosures, Risks and Note about Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	5

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise noted in the Fund’s prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations hereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk: Because the Fund uses leveraging techniques, its NAV may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

6	• AB GLOBAL RISK ALLOCATION FUND

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARKS PERIODS ENDED MAY 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Global Risk Allocation Fund*
Class A	-1.51%	-7.16%

Class B†	-1.93%	-7.94%

Class C	-1.93%	-7.91%

Advisor Class‡	-1.39%	-6.95%

Class R‡	-1.65%	-7.45%

Class K‡	-1.51%	-7.18%

Class I‡	-1.27%	-6.78%

Primary Benchmark: MSCI World Index	0.01%	-3.96%

Blended Benchmark: 60% MSCI World Index/ 40% Barclays Global Aggregate Bond Index	2.63%	-0.10%

Barclays Global Aggregate Bond Index	6.43%	5.32%

Lipper Flexible Portfolio Funds Average	0.65%	-4.96%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2016, by 0.01% and 0.01%, respectively.

†      Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

AB GLOBAL RISK ALLOCATION FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-7.16%	-11.10%
5 Years	3.39%	2.50%
10 Years	3.41%	2.96%

Class B Shares
1 Year	-7.94%	-11.62%
5 Years	2.60%	2.60%
10 Years(a)	2.78%	2.78%

Class C Shares
1 Year	-7.91%	-8.83%
5 Years	2.63%	2.63%
10 Years	2.65%	2.65%

Advisor Class Shares*
1 Year	-6.95%	-6.95%
5 Years	3.68%	3.68%
10 Years	3.71%	3.71%

Class R Shares*
1 Year	-7.45%	-7.45%
5 Years	3.08%	3.08%
10 Years	3.10%	3.10%

Class K Shares*
1 Year	-7.18%	-7.18%
5 Years	3.40%	3.40%
10 Years	3.42%	3.42%

Class I Shares*
1 Year	-6.78%	-6.78%
5 Years	3.84%	3.84%
10 Years	3.84%	3.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.27%, 2.05%, 2.02%, 1.02%, 1.61%, 1.30% and 0.91% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

(Historical Performance continued on next page)

8	• AB GLOBAL RISK ALLOCATION FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END JUNE 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	-4.74%
5 Years	3.34%
10 Years	3.27%

Class B Shares
1 Year	-5.35%
5 Years	3.45%
10 Years(a)	3.11%

Class C Shares
1 Year	-2.25%
5 Years	3.49%
10 Years	2.97%

Advisor Class Shares*
1 Year	-0.34%
5 Years	4.53%
10 Years	4.01%

Class R Shares*
1 Year	-0.84%
5 Years	3.93%
10 Years	3.42%

Class K Shares*
1 Year	-0.52%
5 Years	4.25%
10 Years	3.73%

Class I Shares*
1 Year	-0.09%
5 Years	4.70%
10 Years	4.16%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 5-6.

AB GLOBAL RISK ALLOCATION FUND •	9

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2015	Ending Account Value May 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$984.90	$6.60	1.33%
Hypothetical**	$1,000	$1,018.35	$6.71	1.33%
Class B
Actual	$1,000	$980.70	$10.84	2.19%
Hypothetical**	$1,000	$1,014.05	$11.03	2.19%
Class C
Actual	$1,000	$980.70	$10.35	2.09%
Hypothetical**	$1,000	$1,014.55	$10.53	2.09%
Advisor Class
Actual	$1,000	$986.10	$5.36	1.08%
Hypothetical**	$1,000	$1,019.60	$5.45	1.08%
Class R
Actual	$1,000	$983.50	$8.23	1.66%
Hypothetical**	$1,000	$1,016.70	$8.37	1.66%
Class K
Actual	$1,000	$984.90	$6.70	1.35%
Hypothetical**	$1,000	$1,018.25	$6.81	1.35%
Class I
Actual	$1,000	$987.30	$4.57	0.92%
Hypothetical**	$1,000	$1,020.40	$4.65	0.92%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

10	• AB GLOBAL RISK ALLOCATION FUND

Expense Example

PORTFOLIO SUMMARY

May 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $304.9

*	All data are as of May 31, 2016. The Fund’s security type and country breakdowns are expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.4% or less in the following countries: Austria, Belgium, Bermuda, Brazil, Chile, Colombia, Denmark, Finland, Hong Kong, Ireland, Italy, Jersey (Channel Islands), Macau, New Zealand, Norway, Portugal, Singapore, South Africa, Sweden and United Arab Emirates.

AB GLOBAL RISK ALLOCATION FUND •	11

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$62,031,252	20.3%
U.S. Treasury Bonds	16,279,771	5.3
Federal National Mortgage Association Connecticut Avenue Securities	15,916,398	5.2
iShares Core MSCI Emerging Markets ETF	5,938,972	2.0
Royal Bank of Scotland Group PLC	2,621,521	0.9
iShares MSCI Switzerland Capped ETF	2,559,741	0.8
Pebblebrook Hotel Trust	1,701,510	0.6
Hersha Hospitality Trust	1,569,600	0.5
Sabra Health Care REIT, Inc.	1,390,526	0.5
Mexico Government International Bond	1,223,895	0.4
	$111,233,186	36.5%

*	Long-term investments.

12	• AB GLOBAL RISK ALLOCATION FUND

Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

May 31, 2016 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 29.4%
Financials – 4.8%
Banks – 1.5%
Agricultural Bank of China Ltd. – Class H	838,000	$304,076
Aozora Bank Ltd.	6,000	20,302
Australia & New Zealand Banking Group Ltd.	1,078	19,793
Banco Bilbao Vizcaya Argentaria SA	2,771	18,348
Banco Comercial Portugues SA(a)	445,086	15,175
Banco de Sabadell SA	11,370	19,426
Banco Espirito Santo SA (REG)(a)(b)(c)	17,161	– 0	–^
Banco Popolare SC	1,281	6,345
Banco Popular Espanol SA	4,798	7,900
Banco Santander SA	3,391	16,181
Bank of America Corp.	2,247	33,233
Bank of China Ltd. – Class H	709,000	289,493
Bank of Communications Co., Ltd. – Class H	451,000	279,003
Bank of East Asia Ltd. (The)	6,000	22,353
Bank of Ireland(a)	55,742	17,005
Bank of Kyoto Ltd. (The)	3,000	19,657
Bank of Montreal	1,056	66,274
Bank of Nova Scotia (The)	1,165	56,982
Bank of Queensland Ltd.	2,343	19,649
Bankia SA	11,512	9,998
Bankinter SA	4,382	33,306
Barclays PLC	8,382	22,059
BB&T Corp.	1,211	44,044
Bendigo & Adelaide Bank Ltd.	3,013	22,236
BNP Paribas SA	319	17,678
BOC Hong Kong Holdings Ltd.	8,000	24,631
CaixaBank SA	6,539	17,864
Canadian Imperial Bank of Commerce/Canada	818	63,470
Chiba Bank Ltd. (The)	4,000	20,839
China CITIC Bank Corp. Ltd. – Class H	530,000	312,037
China Construction Bank Corp. – Class H	465,000	299,925
China Everbright Bank Co., Ltd. – Class H	690,000	295,275
China Minsheng Banking Corp. Ltd. – Class H	354,500	333,875
Chugoku Bank Ltd. (The)	2,000	22,566
CIT Group, Inc.	751	25,729
Citigroup, Inc.	740	34,462
Citizens Financial Group, Inc.	1,676	39,470
Comerica, Inc.	803	37,821
Commerzbank AG	1,605	13,764
Commonwealth Bank of Australia	463	25,847
Concordia Financial Group Ltd.(a)	4,000	18,650
Credit Agricole SA	1,284	12,900
CYBG PLC(a)	273	1,145
Danske Bank A/S	743	21,450
DBS Group Holdings Ltd.	1,900	21,380
DNB ASA	1,440	18,421
Erste Group Bank AG(a)	715	19,127
Fifth Third Bancorp	1,944	36,683

AB GLOBAL RISK ALLOCATION FUND •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

First Republic Bank/CA	519	$37,581
Fukuoka Financial Group, Inc.	6,000	21,722
Gunma Bank Ltd. (The)	5,000	19,896
Hachijuni Bank Ltd. (The)	5,000	21,966
Hang Seng Bank Ltd.	1,800	31,910
Hiroshima Bank Ltd. (The)	5,000	18,720
Hokuhoku Financial Group, Inc.	14,000	17,056
HSBC Holdings PLC	4,922	31,813
Huntington Bancshares, Inc./OH	3,843	40,159
ING Groep NV	1,377	17,040
Intesa Sanpaolo SpA	5,079	13,034
Intesa Sanpaolo SpA – RSP	6,000	14,558
Iyo Bank Ltd. (The)	3,100	20,484
Japan Post Bank Co., Ltd.	1,700	20,228
Joyo Bank Ltd. (The)	6,000	22,043
JPMorgan Chase & Co.	691	45,102
KBC Groep NV(a)	344	20,347
KeyCorp	3,004	38,511
Kyushu Financial Group, Inc.	3,500	18,746
Lloyds Banking Group PLC	24,951	25,973
M&T Bank Corp.	381	45,529
Mitsubishi UFJ Financial Group, Inc.	3,100	15,316
Mizuho Financial Group, Inc.	12,400	19,389
National Australia Bank Ltd.	1,095	21,423
National Bank of Canada	1,517	50,345
Natixis SA	3,006	14,509
Nordea Bank AB	2,169	21,051
Oversea-Chinese Banking Corp., Ltd.	3,279	20,532
People’s United Financial, Inc.	3,034	48,180
PNC Financial Services Group, Inc. (The)	507	45,498
Raiffeisen Bank International AG(a)	1,034	13,826
Regions Financial Corp.	3,722	36,587
Resona Holdings, Inc.	5,800	21,891
Royal Bank of Canada	986	59,272
Royal Bank of Scotland Group PLC(a)	6,395	22,771
Seven Bank Ltd.	5,300	19,398
Shinsei Bank Ltd.	16,000	25,498
Shizuoka Bank Ltd. (The)	3,000	22,266
Signature Bank/New York NY(a)	224	30,240
Skandinaviska Enskilda Banken AB – Class A	2,230	21,380
Societe Generale SA	353	14,566
Standard Chartered PLC	2,771	21,168
Sumitomo Mitsui Financial Group, Inc.	500	16,155
Sumitomo Mitsui Trust Holdings, Inc.	5,000	17,249
SunTrust Banks, Inc.	997	43,689
Suruga Bank Ltd.	1,200	26,662
Svenska Handelsbanken AB – Class A	1,707	21,863
Swedbank AB – Class A	1,007	22,168
Toronto-Dominion Bank (The)	1,439	62,669
UniCredit SpA	2,927	9,376
Unione di Banche Italiane SpA	2,692	10,009

14	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

United Overseas Bank Ltd.	1,600	$21,187
US Bancorp	1,121	48,001
Wells Fargo & Co.	921	46,713
Westpac Banking Corp.	925	20,454
Yamaguchi Financial Group, Inc.	2,000	19,422

		4,590,988

Capital Markets – 0.6%
3i Group PLC	4,572	37,139
Aberdeen Asset Management PLC	5,793	23,363
Affiliated Managers Group, Inc.(a)	168	29,151
Ameriprise Financial, Inc.	357	36,296
Bank of New York Mellon Corp. (The)	1,004	42,228
BlackRock, Inc. – Class A	103	37,476
Charles Schwab Corp. (The)	1,031	31,528
CI Financial Corp.	1,976	43,246
CITIC Securities Co., Ltd. – Class H	161,000	348,674
Credit Suisse Group AG (REG)(a)	1,031	14,196
Daiwa Securities Group, Inc.	2,000	11,575
Deutsche Bank AG (REG)(a)	641	11,460
E*TRADE Financial Corp.(a)	1,107	30,874
Eaton Vance Corp.	1,010	36,724
Franklin Resources, Inc.	966	36,080
Goldman Sachs Group, Inc. (The)	241	38,435
Haitong Securities Co., Ltd. – Class H	198,800	324,845
Hargreaves Lansdown PLC	1,429	27,876
ICAP PLC	3,894	24,310
IGM Financial, Inc.	1,652	48,375
Invesco Ltd.	1,157	36,330
Investec PLC	3,763	25,504
Julius Baer Group Ltd.(a)	506	22,564
Legg Mason, Inc.	892	30,774
Macquarie Group Ltd.	385	20,780
Morgan Stanley	1,145	31,339
Nomura Holdings, Inc.	4,600	19,741
Northern Trust Corp.	569	42,163
Partners Group Holding AG	65	27,408
Platinum Asset Management Ltd.	4,355	20,675
Raymond James Financial, Inc.	745	41,772
SBI Holdings, Inc./Japan	1,500	15,520
Schroders PLC	649	25,440
SEI Investments Co.	789	40,586
State Street Corp.	594	37,458
T Rowe Price Group, Inc.	603	46,467
TD Ameritrade Holding Corp.	1,071	34,990
UBS Group AG	1,220	18,848

		1,772,210

Consumer Finance – 0.1%
Acom Co., Ltd.(a)	4,600	25,187
AEON Financial Service Co., Ltd.	900	19,740
Ally Financial, Inc.(a)	1,506	27,018

AB GLOBAL RISK ALLOCATION FUND •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

American Express Co.	710	$46,690
Capital One Financial Corp.	504	36,913
Credit Saison Co., Ltd.	1,000	18,927
Discover Financial Services	837	47,550
Navient Corp.	3,510	48,122
Provident Financial PLC	510	21,494
Synchrony Financial(a)	1,208	37,690

		329,331

Diversified Financial Services – 0.3%
ASX Ltd.	962	30,916
Berkshire Hathaway, Inc. – Class B(a)	288	40,476
Challenger Ltd./Australia	3,694	25,484
CME Group, Inc./IL – Class A	476	46,596
Deutsche Boerse AG	248	21,748
Element Financial Corp.	2,160	25,333
Eurazeo SA	381	24,809
EXOR SpA	491	18,637
First Pacific Co., Ltd./Hong Kong	30,000	19,669
Groupe Bruxelles Lambert SA	367	31,190
Hong Kong Exchanges and Clearing Ltd.	900	21,517
Industrivarden AB – Class C	1,494	25,269
Intercontinental Exchange, Inc.	158	42,837
Investment AB Kinnevik	859	20,915
Investment AB Kinnevik(a)	859	1,843
Investor AB – Class B	702	24,431
Japan Exchange Group, Inc.	1,500	20,242
Leucadia National Corp.	1,851	33,503
London Stock Exchange Group PLC	599	23,705
Mitsubishi UFJ Lease & Finance Co., Ltd.	4,700	20,078
Moody’s Corp.	399	39,357
MSCI, Inc. – Class A	514	41,012
Nasdaq, Inc.	612	40,398
Onex Corp.	703	42,683
ORIX Corp.	1,100	15,167
Pargesa Holding SA	500	33,034
S&P Global, Inc.	384	42,935
Singapore Exchange Ltd.	3,800	21,407
Voya Financial, Inc.	1,167	38,348
Wendel SA	222	25,623

		859,162

Insurance – 1.1%
Admiral Group PLC	807	22,956
Aegon NV	3,401	17,468
Aflac, Inc.	841	58,416
Ageas	605	24,441
AIA Group Ltd.	4,200	24,636
Alleghany Corp.(a)	120	65,380
Allianz SE (REG)	163	26,622
Allstate Corp. (The)	838	56,573
American International Group, Inc.	798	46,188

16	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

AMP Ltd.	5,895	$23,976
Aon PLC	550	60,099
Arch Capital Group Ltd.(a)	759	55,149
Arthur J Gallagher & Co.	1,161	56,111
Assicurazioni Generali SpA	1,377	19,959
Assurant, Inc.	479	41,860
Aviva PLC	3,542	23,047
Axis Capital Holdings Ltd.	1,017	56,088
Baloise Holding AG (REG)	270	33,358
China Life Insurance Co., Ltd. – Class H	88,000	196,818
Chubb Ltd.	437	55,329
Cincinnati Financial Corp.	782	54,036
CNP Assurances	1,485	25,202
Dai-ichi Life Insurance Co., Ltd. (The)	1,300	16,929
Direct Line Insurance Group PLC	7,209	39,083
Everest Re Group Ltd.	298	53,375
Fairfax Financial Holdings Ltd.	74	38,027
FNF Group	1,282	44,806
Gjensidige Forsikring ASA	1,793	30,890
Great-West Lifeco, Inc.	1,884	50,773
Hannover Rueck SE (REG)	221	24,910
Hartford Financial Services Group, Inc. (The)	862	38,937
Industrial Alliance Insurance & Financial Services, Inc.	1,434	46,573
Insurance Australia Group Ltd.	6,153	26,080
Intact Financial Corp.	926	64,753
Japan Post Holdings Co., Ltd.	1,600	20,585
Legal & General Group PLC	10,096	34,942
Lincoln National Corp.	730	33,471
Loews Corp.	1,588	64,282
Manulife Financial Corp.	2,680	39,893
Mapfre SA	12,278	31,069
Markel Corp.(a)	56	53,368
Marsh & McLennan Cos., Inc.	1,007	66,533
Medibank Pvt Ltd.	13,277	30,660
MetLife, Inc.	806	36,713
MS&AD Insurance Group Holdings, Inc.	500	14,133
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (REG)	139	26,132
New China Life Insurance Co., Ltd. – Class H	74,000	254,394
NN Group NV	865	28,873
Old Mutual PLC	7,706	19,807
Power Corp. of Canada	2,074	46,783
Power Financial Corp.	2,069	50,078
Principal Financial Group, Inc.	877	39,079
Progressive Corp. (The)	1,657	55,178
Prudential Financial, Inc.	457	36,217
Prudential PLC	1,453	28,969
QBE Insurance Group Ltd.	2,590	23,231
RenaissanceRe Holdings Ltd.	509	58,795
RSA Insurance Group PLC	4,542	32,153

AB GLOBAL RISK ALLOCATION FUND •	17

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sampo Oyj – Class A	581	$25,866
SCOR SE	655	21,915
Sompo Japan Nipponkoa Holdings, Inc.	600	16,784
Sony Financial Holdings, Inc.	1,472	17,813
St James’s Place PLC	1,688	22,616
Standard Life PLC	5,165	25,301
Sun Life Financial, Inc.	1,583	54,829
Suncorp Group Ltd.	2,885	27,013
Swiss Life Holding AG(a)	107	27,727
Swiss Re AG	284	25,520
T&D Holdings, Inc.	2,150	21,250
Tokio Marine Holdings, Inc.	500	17,162
Torchmark Corp.	880	54,234
Travelers Cos., Inc. (The)	534	60,951
Tryg A/S	1,275	25,107
UnipolSai SpA	9,011	18,004
Unum Group	1,158	42,753
Willis Towers Watson PLC	414	53,000
WR Berkley Corp.	999	56,973
XL Group PLC	1,514	52,006
Zurich Insurance Group AG(a)	110	26,622

		3,337,632

Real Estate Investment Trusts (REITs) – 0.9%
American Capital Agency Corp.	3,117	58,880
American Tower Corp.	481	50,880
Annaly Capital Management, Inc.(d)	4,937	52,233
Ascendas Real Estate Investment Trust	12,200	20,282
AvalonBay Communities, Inc.	273	49,107
Boston Properties, Inc.	376	47,237
British Land Co. PLC (The)	2,425	25,966
Brixmor Property Group, Inc.	1,224	30,906
Camden Property Trust	593	50,529
CapitaLand Commercial Trust	20,400	20,585
CapitaLand Mall Trust	13,900	20,498
Crown Castle International Corp.	654	59,390
Dexus Property Group	3,626	22,651
Digital Realty Trust, Inc.(d)	560	53,452
Duke Realty Corp.	1,955	46,275
Equinix, Inc.	109	39,458
Equity Residential	675	46,717
Essex Property Trust, Inc.	221	50,218
Extra Space Storage, Inc.	464	43,138
Federal Realty Investment Trust	325	49,787
Fonciere Des Regions	283	25,296
Gecina SA	271	38,222
General Growth Properties, Inc.	1,172	31,492
Goodman Group	5,173	26,546
GPT Group (The)	7,783	30,221
H&R Real Estate Investment Trust	4,113	66,556

18	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hammerson PLC	3,784	$31,721
HCP, Inc.	1,170	38,458
Host Hotels & Resorts, Inc.	1,859	28,629
ICADE	413	29,818
Intu Properties PLC	4,900	21,214
Iron Mountain, Inc.	1,265	46,476
Japan Prime Realty Investment Corp.	6	25,634
Japan Real Estate Investment Corp.	4	23,378
Japan Retail Fund Investment Corp.	13	30,167
Kimco Realty Corp.	1,564	44,073
Klepierre	644	29,434
Land Securities Group PLC	1,853	31,230
Liberty Property Trust	1,413	52,733
Link REIT	3,500	21,433
Macerich Co. (The)	527	40,221
Mid-America Apartment Communities, Inc.	520	53,555
Mirvac Group	15,164	21,282
Nippon Building Fund, Inc.	4	23,734
Nippon Prologis REIT, Inc.	9	19,507
Nomura Real Estate Master Fund, Inc.	18	28,369
Prologis, Inc.	1,044	49,621
Public Storage	176	44,653
Realty Income Corp.(d)	817	49,093
Regency Centers Corp.	746	57,144
RioCan Real Estate Investment Trust (Toronto)	2,947	61,643
Scentre Group	9,353	31,460
Segro PLC	3,696	23,390
Simon Property Group, Inc.	254	50,201
SL Green Realty Corp.	414	41,963
Smart Real Estate Investment Trust	2,352	61,878
Stockland	9,678	31,648
Suntec Real Estate Investment Trust	17,600	21,284
UDR, Inc.	1,178	42,443
Unibail-Rodamco SE	99	26,626
United Urban Investment Corp.	13	20,486
Ventas, Inc.	718	47,625
VEREIT, Inc.	4,684	44,920
Vicinity Centres	9,292	21,861
Vornado Realty Trust	512	48,906
Welltower, Inc.	599	41,277
Westfield Corp.	3,936	30,451
Weyerhaeuser Co.	1,364	42,966

		2,589,127

Real Estate Management & Development – 0.3%
Aeon Mall Co., Ltd.	1,400	18,351
Brookfield Asset Management, Inc. – Class A	1,436	50,394
CapitaLand Ltd.	9,900	21,497
CBRE Group, Inc. – Class A(a)	1,072	31,999
Cheung Kong Property Holdings Ltd.	2,684	16,752

AB GLOBAL RISK ALLOCATION FUND •	19

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

City Developments Ltd.	3,900	$23,198
Daito Trust Construction Co., Ltd.	200	28,978
Daiwa House Industry Co., Ltd.	700	20,186
Deutsche Wohnen AG	906	29,116
First Capital Realty, Inc.	4,411	70,705
Global Logistic Properties Ltd.	15,800	20,770
Hang Lung Properties Ltd.	11,000	20,959
Henderson Land Development Co., Ltd.	3,773	22,865
Hongkong Land Holdings Ltd.	3,400	20,535
Hulic Co., Ltd.	2,300	22,649
Hysan Development Co., Ltd.	5,000	21,543
Jones Lang LaSalle, Inc.	245	28,876
Kerry Properties Ltd.	8,000	19,965
LendLease Group	2,384	23,094
Mitsubishi Estate Co., Ltd.	1,000	19,154
Mitsui Fudosan Co., Ltd.	1,000	24,355
New World Development Co., Ltd.	23,287	21,936
Nomura Real Estate Holdings, Inc.	1,100	19,629
NTT Urban Development Corp.	2,200	21,876
Realogy Holdings Corp.(a)	864	28,339
Sino Land Co., Ltd.	14,000	21,377
Sumitomo Realty & Development Co., Ltd.	1,000	27,740
Sun Hung Kai Properties Ltd.	2,000	23,469
Swire Pacific Ltd. – Class A	3,000	32,324
Swire Properties Ltd.	7,800	22,272
Swiss Prime Site AG (REG)(a)	495	42,429
Tokyo Tatemono Co., Ltd.	1,700	21,546
Tokyu Fudosan Holdings Corp.	3,100	20,321
UOL Group Ltd.	5,228	21,556
Vonovia SE	898	30,791
Wharf Holdings Ltd. (The)	4,000	21,594
Wheelock & Co., Ltd.	5,000	22,514

		955,654

Thrifts & Mortgage Finance – 0.0%
New York Community Bancorp, Inc.	3,242	51,029

		14,485,133

Consumer Staples – 3.8%
Beverages – 0.7%
Anheuser-Busch InBev SA/NV	514	64,967
Asahi Group Holdings Ltd.	1,600	54,225
Brown-Forman Corp. – Class B	1,553	152,303
Carlsberg A/S – Class B	521	50,256
Coca-Cola Amatil Ltd.	8,871	57,039
Coca-Cola Co. (The)	5,228	233,169
Coca-cola European Partners	3,355	130,207
Coca-Cola HBC AG(a)	2,570	49,971
Constellation Brands, Inc. – Class A	920	140,898
Diageo PLC	2,904	78,801
Dr Pepper Snapple Group, Inc.	1,776	162,326
Heineken Holding NV	852	69,920

20	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Heineken NV	813	$75,533
Kirin Holdings Co., Ltd.	3,600	60,259
Molson Coors Brewing Co. – Class B	1,534	152,142
Monster Beverage Corp.(a)	780	117,000
PepsiCo, Inc.	2,224	225,002
Pernod Ricard SA	575	62,665
Remy Cointreau SA	848	70,453
SABMiller PLC (London)	2,521	156,853
Suntory Beverage & Food Ltd.	1,000	46,780
Treasury Wine Estates Ltd.	935	6,978

		2,217,747

Food & Staples Retailing – 1.0%
Aeon Co., Ltd.	3,400	51,392
Alimentation Couche-Tard, Inc. – Class B	2,957	130,109
Carrefour SA	1,577	42,742
Casino Guichard Perrachon SA	548	32,608
Colruyt SA	1,456	86,470
Costco Wholesale Corp.	1,192	177,334
CVS Health Corp.	1,712	165,122
Delhaize Group	629	65,921
Distribuidora Internacional de Alimentacion SA	9,869	59,012
Empire Co., Ltd. – Class A	8,829	151,285
FamilyMart Co., Ltd.	900	47,074
George Weston Ltd.	2,104	181,897
ICA Gruppen AB	2,165	76,236
J Sainsbury PLC	15,402	59,880
Jean Coutu Group PJC, Inc. (The) – Class A	8,252	130,449
Jeronimo Martins SGPS SA	4,243	68,781
Koninklijke Ahold NV	2,960	65,623
Kroger Co. (The)	3,559	127,270
Lawson, Inc.	500	39,381
Loblaw Cos., Ltd.	3,359	182,044
METRO AG	1,740	57,232
Metro, Inc.	4,804	162,765
Rite Aid Corp.(a)	2,587	19,920
Seven & i Holdings Co., Ltd.	1,000	42,545
Sysco Corp.	3,968	190,900
Tesco PLC(a)	20,272	48,265
Wal-Mart Stores, Inc.	2,659	188,204
Walgreens Boots Alliance, Inc.	1,614	124,924
Wesfarmers Ltd.	1,984	58,176
Whole Foods Market, Inc.	2,925	94,624
Wm Morrison Supermarkets PLC	21,660	62,101
Woolworths Ltd.	2,877	45,918

		3,036,204

Food Products – 1.2%
Ajinomoto Co., Inc.	2,000	47,951
Archer-Daniels-Midland Co.	3,137	134,169
Aryzta AG(a)	1,540	61,325
Associated British Foods PLC	1,766	75,247

AB GLOBAL RISK ALLOCATION FUND •	21

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Barry Callebaut AG (REG)(a)	64	$75,692
Bunge Ltd.	2,083	139,707
Calbee, Inc.	1,100	40,283
Campbell Soup Co.	2,136	129,378
Chocoladefabriken Lindt & Spruengli AG	11	67,801
Chocoladefabriken Lindt & Spruengli AG (REG)	1	73,936
ConAgra Foods, Inc.	3,090	141,213
Danone SA	977	68,636
General Mills, Inc.	3,198	200,770
Golden Agri-Resources Ltd.	152,500	43,154
Hershey Co. (The)	1,831	170,008
Hormel Foods Corp.	2,949	101,475
JM Smucker Co. (The)	1,450	187,268
Kellogg Co.	2,317	172,315
Kerry Group PLC – Class A	830	74,927
Kikkoman Corp.	1,000	35,677
Kraft Heinz Co. (The)	2,092	174,033
McCormick & Co., Inc./MD	1,807	175,406
Mead Johnson Nutrition Co. – Class A	985	81,046
MEIJI Holdings Co., Ltd.	600	53,727
Mondelez International, Inc. – Class A	2,812	125,106
Nestle SA (REG)	1,120	82,768
NH Foods Ltd.	2,000	46,463
Nisshin Seifun Group, Inc.	2,700	45,690
Nissin Foods Holdings Co., Ltd.	900	44,957
Orkla ASA	7,567	68,471
Saputo, Inc.	4,726	143,977
Tate & Lyle PLC	8,642	78,712
Toyo Suisan Kaisha Ltd.	1,200	46,231
Tyson Foods, Inc. – Class A	1,842	117,483
WH Group Ltd.(e)	70,000	53,868
WhiteWave Foods Co. (The)(a)	2,505	111,848
Wilmar International Ltd.	19,400	46,842
Yakult Honsha Co., Ltd.	1,000	48,728
Yamazaki Baking Co., Ltd.	2,000	48,870

		3,635,158

Household Products – 0.4%
Church & Dwight Co., Inc.	2,014	198,339
Clorox Co. (The)	1,551	199,365
Colgate-Palmolive Co.	2,806	197,570
Edgewell Personal Care Co.(a)	1,376	109,296
Henkel AG & Co. KGaA	684	71,798
Henkel AG & Co. KGaA (Preference Shares)	600	69,992
Kimberly-Clark Corp.	1,472	187,003
Procter & Gamble Co. (The)	2,585	209,488
Reckitt Benckiser Group PLC	833	82,933
Svenska Cellulosa AB SCA – Class B	2,026	64,923
Unicharm Corp.	1,500	29,141

		1,419,848

22	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Personal Products – 0.2%
Beiersdorf AG	747	$67,947
Estee Lauder Cos., Inc. (The) – Class A	1,695	155,567
Kao Corp.	900	49,219
Kose Corp.	500	44,525
L’Oreal SA	372	69,998
Shiseido Co., Ltd.	1,800	47,012
Unilever NV	1,434	64,386
Unilever PLC	1,796	81,807

		580,461

Tobacco – 0.3%
Altria Group, Inc.	2,980	189,647
British American Tobacco PLC	1,422	86,504
Imperial Brands PLC	1,391	75,649
Japan Tobacco, Inc.	1,099	43,340
Philip Morris International, Inc.	2,096	206,833
Reynolds American, Inc.	3,215	159,786
Swedish Match AB	2,076	70,877

		832,636

		11,722,054

Industrials – 3.5%
Aerospace & Defense – 0.5%
Airbus Group SE	328	20,410
B/E Aerospace, Inc.	1,371	65,315
BAE Systems PLC	4,996	34,943
Boeing Co. (The)	561	70,770
Bombardier, Inc. – Class B(a)	79,396	119,274
CAE, Inc.	7,156	89,440
Cobham PLC	8,409	19,852
General Dynamics Corp.	654	92,783
Honeywell International, Inc.	807	91,861
L-3 Communications Holdings, Inc.	737	101,124
Leonardo-Finmeccanica SpA(a)	1,704	20,196
Lockheed Martin Corp.	444	104,886
Meggitt PLC	4,235	23,752
Northrop Grumman Corp.	487	103,570
Raytheon Co.	759	98,420
Rockwell Collins, Inc.	965	85,306
Rolls-Royce Holdings PLC(a)	2,399	21,512
Rolls-Royce Holdings-entitl(a)	170,329	247
Safran SA	344	24,139
Singapore Technologies Engineering Ltd.	5,000	11,737
Textron, Inc.	1,807	68,775
Thales SA	362	31,395
TransDigm Group, Inc.(a)	271	71,419
United Technologies Corp.	952	95,752
Zodiac Aerospace	708	16,562

		1,483,440

AB GLOBAL RISK ALLOCATION FUND •	23

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Air Freight & Logistics – 0.2%
Bollore SA	6,227	$22,520
Bollore SA(a)	14	50
CH Robinson Worldwide, Inc.	1,105	82,853
Deutsche Post AG (REG)	936	27,320
Expeditors International of Washington, Inc.	1,778	86,322
FedEx Corp.	511	84,300
Kuehne & Nagel International AG (REG)	250	35,171
Royal Mail PLC	4,942	38,687
TNT Express NV(a)	2,975	26,437
United Parcel Service, Inc. – Class B	998	102,884
Yamato Holdings Co., Ltd.	600	12,120

		518,664

Airlines – 0.1%
American Airlines Group, Inc.	1,247	39,792
ANA Holdings, Inc.	4,000	11,640
Cathay Pacific Airways Ltd.	8,000	12,475
Delta Air Lines, Inc.	1,142	49,631
Deutsche Lufthansa AG (REG)	1,439	20,181
easyJet PLC	1,456	32,298
International Consolidated Airlines Group SA	3,218	25,161
Japan Airlines Co., Ltd.	300	10,240
Qantas Airways Ltd.(a)	3,669	8,159
Singapore Airlines Ltd.	1,500	11,632
Southwest Airlines Co.	1,358	57,688
United Continental Holdings, Inc.(a)	884	39,859

		318,756

Building Products – 0.1%
Asahi Glass Co., Ltd.	2,000	12,043
Assa Abloy AB – Class B	1,252	25,991
Cie de Saint-Gobain	588	26,272
Daikin Industries Ltd.	200	16,993
Fortune Brands Home & Security, Inc.	1,189	69,759
Geberit AG (REG)	94	35,951
LIXIL Group Corp.	500	8,955
Masco Corp.	2,287	74,648
TOTO Ltd.	400	15,070

		285,682

Commercial Services & Supplies – 0.3%
Aggreko PLC	1,454	23,648
Babcock International Group PLC	2,910	43,660
Brambles Ltd.	1,629	15,097
Cintas Corp.	1,017	96,412
Dai Nippon Printing Co., Ltd.	1,000	10,174
Edenred	1,019	18,878
G4S PLC	11,387	30,742
ISS A/S	619	24,959
Park24 Co., Ltd.	500	14,227
Progressive Waste Solutions Ltd.	2,659	83,946
Republic Services, Inc. – Class A	2,329	112,444

24	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Secom Co., Ltd.	200	$15,579
Securitas AB – Class B	1,698	26,775
Societe BIC SA	185	24,709
Sohgo Security Services Co., Ltd.	200	9,792
Stericycle, Inc.(a)	628	61,538
Toppan Printing Co., Ltd.	1,000	8,984
Tyco International PLC	2,206	94,020
Waste Connections, Inc.	1,252	81,968
Waste Management, Inc.	2,073	126,349

		923,901

Construction & Engineering – 0.5%
ACS Actividades de Construccion y Servicios SA	828	27,306
Boskalis Westminster	584	21,167
Bouygues SA	516	16,789
Chicago Bridge & Iron Co. NV	1,264	48,335
China Communications Construction Co., Ltd. – Class H	248,000	280,072
China Railway Construction Corp. Ltd. – Class H	224,500	280,649
China Railway Group Ltd. – Class H	360,000	276,088
CIMIC Group Ltd.	462	12,463
Ferrovial SA	1,682	35,602
Fluor Corp.	1,175	62,017
Jacobs Engineering Group, Inc.(a)	1,673	84,804
JGC Corp.	1,000	15,371
Kajima Corp.	2,000	13,551
Obayashi Corp.	1,100	11,521
Orascom Construction Ltd.(a)	173	865
Quanta Services, Inc.(a)	2,432	58,441
Shimizu Corp.	1,000	8,903
Skanska AB – Class B	1,298	28,507
SNC-Lavalin Group, Inc.	2,339	94,195
Taisei Corp.	2,000	14,764
Vinci SA	420	31,630

		1,423,040

Electrical Equipment – 0.2%
ABB Ltd. (REG)(a)	1,756	36,564
Acuity Brands, Inc.	231	59,838
AMETEK, Inc.	1,516	72,495
Eaton Corp. PLC	1,158	71,368
Emerson Electric Co.	1,574	81,880
Fuji Electric Co., Ltd.	3,000	12,054
Legrand SA	508	27,935
Mabuchi Motor Co., Ltd.	200	9,359
Mitsubishi Electric Corp.	1,000	11,970
Nidec Corp.	100	7,660
OSRAM Licht AG	447	23,817
Prysmian SpA	1,077	26,359
Rockwell Automation, Inc.	616	71,487

AB GLOBAL RISK ALLOCATION FUND •	25

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Schneider Electric SE (Paris)	400	$25,859
Sensata Technologies Holding NV(a)	1,439	53,214
Vestas Wind Systems A/S	287	20,551

		612,410

Industrial Conglomerates – 0.2%
3M Co.	617	103,853
CK Hutchison Holdings Ltd.	1,184	13,712
Danaher Corp.	1,119	110,065
General Electric Co.	3,256	98,429
Jardine Matheson Holdings Ltd.	200	11,400
Keihan Holdings Co., Ltd.	2,000	13,443
Keppel Corp., Ltd.	2,700	10,541
Koninklijke Philips NV	884	23,817
NWS Holdings Ltd.	7,257	11,378
Roper Technologies, Inc.	458	78,355
Seibu Holdings, Inc.	600	11,238
Sembcorp Industries Ltd.	5,600	11,335
Siemens AG (REG)	282	30,379
Smiths Group PLC	2,526	41,021
Toshiba Corp.(a)	4,000	9,803

		578,769

Machinery – 0.6%
AGCO Corp.	1,106	57,435
Alfa Laval AB	1,450	21,925
Alstom SA(a)	938	23,546
Amada Holdings Co., Ltd.	1,200	13,127
ANDRITZ AG	585	29,791
Atlas Copco AB – Class A	939	24,266
Atlas Copco AB – Class B	1,104	26,337
Caterpillar, Inc.	834	60,473
CNH Industrial NV	2,685	18,953
Cummins, Inc.	606	69,369
Deere & Co.(d)	847	69,700
Dover Corp.	962	64,213
FANUC Corp.	100	15,230
Flowserve Corp.	1,390	66,901
GEA Group AG	578	26,819
Hino Motors Ltd.	1,000	10,168
Hitachi Construction Machinery Co., Ltd.	600	9,213
Hoshizaki Electric Co., Ltd.	100	9,517
IHI Corp.	4,000	10,215
Illinois Tool Works, Inc.	885	93,837
IMI PLC	2,522	36,685
Ingersoll-Rand PLC	1,147	76,631
JTEKT Corp.	900	12,354
Kawasaki Heavy Industries Ltd.	3,000	9,262
Komatsu Ltd.	700	12,017
Kone Oyj – Class B	551	26,051
Kubota Corp.	700	10,189
Kurita Water Industries Ltd.	500	11,656

26	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Makita Corp.	200	$12,893
MAN SE(a)	408	43,246
Metso Oyj	1,062	24,951
Minebea Co., Ltd.	1,000	7,941
Mitsubishi Heavy Industries Ltd.	3,000	12,078
Nabtesco Corp.	600	15,206
NGK Insulators Ltd.	1,000	21,823
NSK Ltd.	1,300	11,442
PACCAR, Inc.	1,222	68,126
Parker-Hannifin Corp.	631	72,464
Pentair PLC	1,111	66,927
Sandvik AB	2,219	21,695
Schindler Holding AG	197	36,502
Schindler Holding AG (REG)	145	26,733
Sembcorp Marine Ltd.	9,400	10,571
SKF AB – Class B	1,277	22,478
Snap-on, Inc.	434	70,230
Stanley Black & Decker, Inc.	805	91,110
Sulzer AG (REG)	274	24,187
Sumitomo Heavy Industries Ltd.	3,000	14,458
THK Co., Ltd.	600	11,267
Volvo AB – Class B	2,303	25,650
WABCO Holdings, Inc.(a)	574	61,935
Wabtec Corp./DE	801	61,981
Wartsila Oyj Abp	579	23,999
Weir Group PLC (The)	1,061	18,402
Xylem, Inc./NY	2,093	93,473
Yangzijiang Shipbuilding Holdings Ltd.	15,700	10,435
Zardoya Otis SA	2,390	24,771

		1,922,854

Marine – 0.0%
AP Moeller – Maersk A/S – Class A	20	24,941
AP Moeller – Maersk A/S – Class B	20	25,718
Mitsui OSK Lines Ltd.	5,000	11,291
Nippon Yusen KK	5,000	9,409

		71,359

Professional Services – 0.2%
Adecco Group AG (REG)	412	24,980
Bureau Veritas SA	1,713	36,821
Capita PLC	1,935	29,749
Dun & Bradstreet Corp. (The)	627	79,566
Equifax, Inc.	729	91,657
Experian PLC	1,938	36,641
IHS, Inc. – Class A(a)	671	82,486
Intertek Group PLC	680	30,860
ManpowerGroup, Inc.	734	58,537
Nielsen Holdings PLC	1,462	78,056
Randstad Holding NV	394	21,286
Recruit Holdings Co., Ltd.	400	13,541

AB GLOBAL RISK ALLOCATION FUND •	27

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Robert Half International, Inc.	1,647	$68,499
SEEK Ltd.	1,178	13,859
SGS SA (REG)	19	40,568
Verisk Analytics, Inc. – Class A(a)	1,019	80,899

		788,005

Road & Rail – 0.3%
AMERCO	189	71,189
Asciano Ltd.	2,832	18,199
Aurizon Holdings Ltd.	4,275	13,926
Canadian National Railway Co.	1,407	83,421
Canadian Pacific Railway Ltd.	465	60,182
Central Japan Railway Co.	84	14,780
ComfortDelGro Corp., Ltd.	5,600	11,147
CSX Corp.	2,443	64,569
DSV A/S	518	23,629
East Japan Railway Co.	200	18,145
Hankyu Hanshin Holdings, Inc.	2,000	13,670
Hertz Global Holdings, Inc.(a)	2,480	24,031
JB Hunt Transport Services, Inc.	959	79,328
Kansas City Southern	625	58,188
Keikyu Corp.	1,000	9,429
Keio Corp.	1,000	8,526
Keisei Electric Railway Co., Ltd.	1,000	13,348
Kintetsu Group Holdings Co., Ltd.	3,000	12,018
MTR Corp., Ltd.	4,000	18,937
Nagoya Railroad Co., Ltd.	2,000	10,027
Nippon Express Co., Ltd.	3,000	12,846
Norfolk Southern Corp.	810	68,089
Odakyu Electric Railway Co., Ltd.	1,000	10,810
Tobu Railway Co., Ltd.	2,000	10,113
Tokyu Corp.	1,000	8,532
Union Pacific Corp.	881	74,171
West Japan Railway Co.	218	13,549

		824,799

Trading Companies & Distributors – 0.2%
AerCap Holdings NV(a)	413	16,144
Ashtead Group PLC	1,362	19,246
Brenntag AG	507	27,136
Bunzl PLC	1,077	31,842
Fastenal Co.(d)	1,218	56,065
Finning International, Inc.	3,244	54,646
ITOCHU Corp.	800	9,964
Marubeni Corp.	2,400	11,461
Mitsubishi Corp.	600	10,570
Mitsui & Co., Ltd.	1,000	11,978
Noble Group Ltd.(a)	41,700	8,935
Rexel SA	1,905	29,139
Sumitomo Corp.	1,200	12,232
Toyota Tsusho Corp.	500	11,726
Travis Perkins PLC	1,235	34,356

28	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

United Rentals, Inc.(a)	592	$41,245
Wolseley PLC	529	30,975
WW Grainger, Inc.(d)	333	76,041

		493,701

Transportation Infrastructure – 0.1%
Abertis Infraestructuras SA	2,034	31,126
Aena SA(a)(e)	237	31,987
Aeroports de Paris	302	35,969
Atlantia SpA	1,072	28,920
Auckland International Airport Ltd.	2,692	11,358
Fraport AG Frankfurt Airport Services Worldwide	536	30,697
Groupe Eurotunnel SE (REG)	2,995	38,635
Japan Airport Terminal Co., Ltd.	300	10,271
Kamigumi Co., Ltd.	1,000	9,087
Mitsubishi Logistics Corp.	1,000	13,980
Sydney Airport	3,824	19,538
Transurban Group	2,763	24,021

		285,589

		10,530,969

Health Care – 3.3%
Biotechnology – 0.4%
AbbVie, Inc.	1,302	81,935
Actelion Ltd. (REG)(a)	709	116,408
Alexion Pharmaceuticals, Inc.(a)	370	55,833
Alkermes PLC(a)	1,369	63,535
Alnylam Pharmaceuticals, Inc.(a)	531	38,083
Amgen, Inc.	541	85,451
Baxalta, Inc.	1,722	77,886
Biogen, Inc.(a)	211	61,133
BioMarin Pharmaceutical, Inc.(a)	480	43,032
Celgene Corp.(a)	655	69,116
CSL Ltd.	770	64,369
Genmab A/S(a)	776	140,254
Gilead Sciences, Inc.	878	76,439
Grifols SA	4,596	104,124
Incyte Corp.(a)	496	41,867
Ionis Pharmaceuticals, Inc.(a)(d)	848	19,241
Medivation, Inc.(a)	1,014	61,306
Regeneron Pharmaceuticals, Inc.(a)	127	50,664
United Therapeutics Corp.(a)	410	48,819
Vertex Pharmaceuticals, Inc.(a)	480	44,712

		1,344,207

Health Care Equipment & Supplies – 0.8%
Abbott Laboratories	2,435	96,499
Baxter International, Inc.	2,460	106,174
Becton Dickinson and Co.	774	128,832
Boston Scientific Corp.(a)	4,751	107,895
Cochlear Ltd.	598	52,053

AB GLOBAL RISK ALLOCATION FUND •	29

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Coloplast A/S – Class B	1,254	$94,851
Cooper Cos., Inc. (The)	600	97,686
CR Bard, Inc.	572	125,291
DENTSPLY SIRONA, Inc.	1,618	100,575
Edwards Lifesciences Corp.(a)	681	67,079
Essilor International SA	792	103,472
Getinge AB – Class B	3,923	83,759
Hologic, Inc.(a)	2,204	75,840
Hoya Corp.	1,200	42,004
Intuitive Surgical, Inc.(a)	144	91,398
Medtronic PLC	1,514	121,847
Olympus Corp.	900	37,835
ResMed, Inc.	1,732	102,292
Smith & Nephew PLC	7,220	122,507
Sonova Holding AG (REG)	884	118,056
St Jude Medical, Inc.	1,581	123,887
Stryker Corp.	1,020	113,383
Sysmex Corp.	700	50,734
Terumo Corp.	1,300	54,298
Varian Medical Systems, Inc.(a)	1,256	103,984
William Demant Holding A/S(a)	5,015	105,799
Zimmer Biomet Holdings, Inc.	960	117,226

		2,545,256

Health Care Providers & Services – 0.8%
Aetna, Inc.	690	78,129
Alfresa Holdings Corp.	2,300	48,147
AmerisourceBergen Corp. – Class A	1,098	82,328
Anthem, Inc.	562	74,274
Cardinal Health, Inc.	1,152	90,950
Centene Corp.(a)	988	61,602
Cigna Corp.	635	81,350
DaVita HealthCare Partners, Inc.(a)	1,611	124,563
Envision Healthcare Holdings, Inc.(a)	1,221	30,293
Express Scripts Holding Co.(a)	1,169	88,318
Fresenius Medical Care AG & Co. KGaA	983	85,371
Fresenius SE & Co. KGaA	1,295	97,811
HCA Holdings, Inc.(a)	1,016	79,268
Healthscope Ltd.	23,565	51,015
Henry Schein, Inc.(a)	695	120,742
Humana, Inc.	364	62,794
Laboratory Corp. of America Holdings(a)	778	99,545
McKesson Corp.	536	98,163
Mediclinic International PLC	7,884	98,612
Medipal Holdings Corp.	2,900	50,024
MEDNAX, Inc.(a)	1,240	84,878
Miraca Holdings, Inc.	1,000	42,003
Patterson Cos., Inc.	2,386	116,461
Quest Diagnostics, Inc.	1,379	106,417
Ramsay Health Care Ltd.	976	51,239
Ryman Healthcare Ltd.	8,029	52,144

30	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sonic Healthcare Ltd.	3,366	$52,068
Suzuken Co., Ltd./Aichi Japan	1,300	41,698
UnitedHealth Group, Inc.	787	105,198
Universal Health Services, Inc. – Class B	672	90,626

		2,346,031

Health Care Technology – 0.1%
Cerner Corp.(a)	1,461	81,246
IMS Health Holdings, Inc.(a)	3,579	93,448
M3, Inc.	1,800	51,401

		226,095

Life Sciences Tools & Services – 0.2%
Agilent Technologies, Inc.	2,132	97,838
Illumina, Inc.(a)	305	44,173
Lonza Group AG (REG)(a)	626	108,131
Mettler-Toledo International, Inc.(a)	275	103,213
QIAGEN NV(a)	3,711	79,638
Quintiles Transnational Holdings, Inc.(a)	1,380	93,688
Thermo Fisher Scientific, Inc.	685	103,962
Waters Corp.(a)	722	99,311

		729,954

Pharmaceuticals – 1.0%
Allergan PLC(a)	607	143,100
Astellas Pharma, Inc.	3,100	42,123
AstraZeneca PLC	2,042	119,175
Bayer AG	810	77,142
Bristol-Myers Squibb Co.	1,329	95,289
Chugai Pharmaceutical Co., Ltd.	1,500	52,346
Daiichi Sankyo Co., Ltd.	2,000	46,213
Eisai Co., Ltd.	700	43,175
Eli Lilly & Co.	1,214	91,086
Endo International PLC(a)	2,016	31,873
Galenica AG	51	67,402
GlaxoSmithKline PLC	6,271	131,057
Hisamitsu Pharmaceutical Co., Inc.	1,000	53,177
Jazz Pharmaceuticals PLC(a)	387	58,654
Johnson & Johnson	1,270	143,116
Kyowa Hakko Kirin Co., Ltd.	2,900	52,485
Mallinckrodt PLC(a)	442	28,005
Merck & Co., Inc.	2,052	115,445
Merck KGaA	1,128	112,978
Mitsubishi Tanabe Pharma Corp.	2,600	43,468
Mylan NV(a)	1,275	55,258
Novartis AG (REG)	1,846	146,706
Novo Nordisk A/S – Class B	1,500	83,945
Ono Pharmaceutical Co., Ltd.	1,000	44,173
Orion Oyj – Class B	2,864	102,786
Otsuka Holdings Co., Ltd.	1,300	52,832
Perrigo Co. PLC	557	53,383
Pfizer, Inc.	3,865	134,115
Roche Holding AG	505	132,641

AB GLOBAL RISK ALLOCATION FUND •	31

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Sanofi	1,181	$97,069
Santen Pharmaceutical Co., Ltd.	3,000	43,858
Shionogi & Co., Ltd.	1,000	55,907
Shire PLC	1,680	103,798
Sumitomo Dainippon Pharma Co., Ltd.	3,900	56,761
Taisho Pharmaceutical Holdings Co., Ltd.	600	55,690
Takeda Pharmaceutical Co., Ltd.	1,100	47,340
UCB SA	889	64,220
Valeant Pharmaceuticals International, Inc.(a)	639	18,234
Zoetis, Inc.	1,906	90,383

		2,986,408

		10,177,951

Information Technology – 3.3%
Communications Equipment – 0.2%
Cisco Systems, Inc.	3,710	107,776
F5 Networks, Inc.(a)	826	91,025
Harris Corp.	1,251	98,541
Juniper Networks, Inc.	2,859	66,929
Motorola Solutions, Inc.	1,485	102,866
Nokia Oyj	7,917	45,254
Palo Alto Networks, Inc.(a)	359	46,835
Telefonaktiebolaget LM Ericsson – Class B	6,545	50,523

		609,749

Electronic Equipment, Instruments & Components – 0.4%
Alps Electric Co., Ltd.	1,100	21,972
Amphenol Corp. – Class A	1,992	116,970
Arrow Electronics, Inc.(a)	1,365	88,206
Avnet, Inc.	2,219	91,046
CDW Corp./DE	2,113	89,929
Citizen Holdings Co., Ltd.	3,800	21,169
Corning, Inc.	4,746	99,144
Flextronics International Ltd.(a)	7,933	98,766
FLIR Systems, Inc.	2,984	92,952
Hamamatsu Photonics KK	800	21,627
Hexagon AB – Class B	1,729	67,159
Hirose Electric Co., Ltd.	200	24,633
Hitachi High-Technologies Corp.	800	23,117
Hitachi Ltd.	5,000	22,895
Ingenico Group SA	534	65,077
Kyocera Corp.	500	24,835
Murata Manufacturing Co., Ltd.	100	11,547
Nippon Electric Glass Co., Ltd.	4,000	19,143
Omron Corp.	700	22,378
Shimadzu Corp.	1,000	15,109
TDK Corp.	300	17,381
TE Connectivity Ltd.	1,736	104,160
Trimble Navigation Ltd.(a)	2,531	64,743
Yaskawa Electric Corp.	1,900	23,865
Yokogawa Electric Corp.	2,200	25,220

		1,273,043

32	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Internet Software & Services – 0.3%
Akamai Technologies, Inc.(a)	1,156	$63,094
Alphabet, Inc. – Class A(a)	130	97,351
Alphabet, Inc. – Class C(a)	134	98,587
eBay, Inc.(a)	3,501	85,634
Facebook, Inc. – Class A(a)	702	83,405
Kakaku.com, Inc.	1,100	20,721
LinkedIn Corp. – Class A(a)	388	52,962
Mixi, Inc.	600	23,015
Twitter, Inc.(a)	2,184	33,240
United Internet AG	1,096	51,698
VeriSign, Inc.(a)(d)	943	80,589
Yahoo Japan Corp.	5,100	22,768
Yahoo!, Inc.(a)	1,854	70,341
Zillow Group, Inc. – Class C(a)(d)	3,415	97,942

		881,347

IT Services – 0.8%
Accenture PLC – Class A	987	117,423
Alliance Data Systems Corp.(a)	338	75,100
Amadeus IT Holding SA – Class A	1,529	70,791
Atos SE	809	74,803
Automatic Data Processing, Inc.	1,411	123,942
Capgemini SA	580	55,317
CGI Group, Inc. – Class A(a)	2,199	102,844
Cognizant Technology Solutions Corp. – Class A(a)	1,456	89,457
Computershare Ltd.	3,618	28,045
Fidelity National Information Services, Inc.	1,638	121,654
Fiserv, Inc.(a)	1,106	116,495
FleetCor Technologies, Inc.(a)	521	77,572
Fujitsu Ltd.	4,000	16,042
Gartner, Inc.(a)	1,237	125,704
Global Payments, Inc.	1,293	100,453
International Business Machines Corp.	757	116,381
Itochu Techno-Solutions Corp.	1,100	24,269
MasterCard, Inc. – Class A	1,146	109,901
Nomura Research Institute Ltd.	600	22,531
NTT Data Corp.	400	20,552
Obic Co., Ltd.	400	21,621
Otsuka Corp.	400	18,861
Paychex, Inc.	2,227	120,748
PayPal Holdings, Inc.(a)	1,857	70,176
Sabre Corp.	2,927	82,454
Teradata Corp.(a)	2,614	74,081
Total System Services, Inc.	1,858	99,775
Vantiv, Inc. – Class A(a)	1,717	92,323
Visa, Inc. – Class A	1,427	112,647
Western Union Co. (The) – Class W	4,599	89,451
Worldpay Group PLC(a)(e)	13,344	53,443
Xerox Corp.	8,435	84,097

		2,508,953

AB GLOBAL RISK ALLOCATION FUND •	33

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.6%
Analog Devices, Inc.	1,474	$86,229
Applied Materials, Inc.	4,448	108,620
ARM Holdings PLC	4,550	65,173
ASM Pacific Technology Ltd.	2,600	19,043
ASML Holding NV	611	60,947
Broadcom Ltd.	452	69,771
Infineon Technologies AG	3,831	57,366
Intel Corp.	2,902	91,674
KLA-Tencor Corp.	1,631	118,949
Lam Research Corp.	1,012	83,804
Linear Technology Corp.	2,104	99,561
Marvell Technology Group Ltd.	5,271	53,922
Maxim Integrated Products, Inc.	2,268	86,093
Microchip Technology, Inc.(d)	1,831	94,626
Micron Technology, Inc.(a)	3,650	46,428
NVIDIA Corp.	1,964	91,758
NXP Semiconductors NV(a)	507	47,906
Qorvo, Inc.(a)	807	41,133
QUALCOMM, Inc.	1,605	88,147
Rohm Co., Ltd.	400	16,935
Skyworks Solutions, Inc.	726	48,468
STMicroelectronics NV	6,863	41,258
Texas Instruments, Inc.	1,770	107,262
Tokyo Electron Ltd.	300	22,086
Xilinx, Inc.	1,812	85,871

		1,733,030

Software – 0.8%
Activision Blizzard, Inc.	2,032	79,776
Adobe Systems, Inc.(a)	905	90,020
ANSYS, Inc.(a)	1,226	109,237
Autodesk, Inc.(a)	1,130	65,845
CA, Inc.	3,264	105,492
CDK Global, Inc.	1,755	97,051
Citrix Systems, Inc.(a)	927	78,721
Constellation Software, Inc./Canada	196	79,664
Dassault Systemes	753	59,985
Electronic Arts, Inc.(a)	1,110	85,192
Fortinet, Inc.(a)	2,036	69,652
Gemalto NV	814	49,737
GungHo Online Entertainment, Inc.	8,100	23,419
Intuit, Inc.	1,004	107,087
Konami Holdings Corp.	700	26,413
Microsoft Corp.	1,769	93,757
Mobileye NV(a)(d)	744	28,250
NetSuite, Inc.(a)(d)	917	72,727
Nexon Co., Ltd.	1,300	21,250
Nintendo Co., Ltd.	100	14,688
Nuance Communications, Inc.(a)	4,030	67,382
Open Text Corp.	1,962	114,936
Oracle Corp.	2,446	98,329

34	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Oracle Corp. Japan	500	$26,444
Red Hat, Inc.(a)	897	69,482
Sage Group PLC (The)	8,315	73,735
salesforce.com, Inc.(a)	932	78,018
SAP SE	921	74,591
ServiceNow, Inc.(a)	684	48,995
Splunk, Inc.(a)	1,020	58,599
Symantec Corp.	5,244	91,036
Synopsys, Inc.(a)	1,604	82,879
Tableau Software, Inc. – Class A(a)	812	41,769
Trend Micro, Inc./Japan	500	18,032
VMware, Inc. – Class A(a)(d)	1,176	71,219
Workday, Inc. – Class A(a)	703	53,315

		2,426,724

Technology Hardware, Storage & Peripherals – 0.2%
Apple, Inc.	932	93,069
BlackBerry Ltd.(a)	6,600	48,015
Brother Industries Ltd.	1,900	22,600
Canon, Inc.	1,100	31,751
EMC Corp./MA	3,566	99,670
FUJIFILM Holdings Corp.	600	24,184
Hewlett Packard Enterprise Co.	4,029	74,416
HP, Inc.	6,059	81,069
Konica Minolta, Inc.	2,000	17,129
NEC Corp.	7,000	16,375
NetApp, Inc.	2,826	72,148
Ricoh Co., Ltd.	2,600	22,524
Seagate Technology PLC(d)	1,442	32,531
Seiko Epson Corp.	1,200	21,391
Western Digital Corp.	1,168	54,359

		711,231

		10,144,077

Consumer Discretionary – 3.0%
Auto Components – 0.2%
Aisin Seiki Co., Ltd.	400	16,382
Autoliv, Inc.	411	50,393
BorgWarner, Inc.	1,190	40,496
Bridgestone Corp.	500	17,113
Cie Generale des Etablissements Michelin – Class B	357	36,304
Continental AG	141	30,275
Delphi Automotive PLC	602	40,912
Denso Corp.	400	15,637
GKN PLC	11,855	47,153
Goodyear Tire & Rubber Co. (The)	1,361	38,067
Johnson Controls, Inc.	1,400	61,810
Koito Manufacturing Co., Ltd.	300	14,047
Lear Corp.	440	52,254
Linamar Corp.	914	38,223
Magna International, Inc. (Toronto) – Class A	1,226	49,784

AB GLOBAL RISK ALLOCATION FUND •	35

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

NGK Spark Plug Co., Ltd.	800	$15,354
NHK Spring Co., Ltd.	1,500	12,803
NOK Corp.	800	14,214
Nokian Renkaat Oyj	932	32,912
Stanley Electric Co., Ltd.	600	12,606
Sumitomo Electric Industries Ltd.	1,200	16,840
Sumitomo Rubber Industries Ltd.	1,100	16,054
Toyoda Gosei Co., Ltd.	700	13,634
Toyota Industries Corp.	300	12,893
Valeo SA	172	25,978
Yokohama Rubber Co., Ltd. (The)	900	13,710

		735,848

Automobiles – 0.2%
Bayerische Motoren Werke AG	293	24,759
Bayerische Motoren Werke AG (Preference Shares)	404	29,731
Daihatsu Motor Co., Ltd.	1,100	14,930
Daimler AG (REG)	379	25,909
Ferrari NV(a)	491	20,835
Fiat Chrysler Automobiles NV	2,458	17,557
Ford Motor Co.	3,788	51,100
Fuji Heavy Industries Ltd.	400	14,815
General Motors Co.	1,628	50,924
Harley-Davidson, Inc.	930	43,143
Honda Motor Co., Ltd.	600	16,837
Isuzu Motors Ltd.	1,200	14,347
Mazda Motor Corp.	900	15,277
Mitsubishi Motors Corp.	1,900	9,862
Nissan Motor Co., Ltd.	1,400	14,061
Peugeot SA(a)	1,364	21,486
Porsche Automobil Holding SE (Preference Shares)	370	20,393
Renault SA	242	22,715
Suzuki Motor Corp.	500	12,740
Tesla Motors, Inc.(a)(d)	113	25,225
Toyota Motor Corp.	300	15,513
Volkswagen AG	122	18,881
Volkswagen AG (Preference Shares)	131	19,598
Yamaha Motor Co., Ltd.	900	15,771

		536,409

Distributors – 0.0%
Genuine Parts Co.	742	71,915
Jardine Cycle & Carriage Ltd.	500	12,271
LKQ Corp.(a)	1,647	54,466

		138,652

Diversified Consumer Services – 0.0%
Benesse Holdings, Inc.	500	11,012
H&R Block, Inc.	1,924	41,096

		52,108

36	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.5%
Accor SA	560	$24,362
Aramark	1,869	62,219
Aristocrat Leisure Ltd.	1,881	17,447
Carnival Corp.	986	47,072
Carnival PLC	640	31,499
Chipotle Mexican Grill, Inc. – Class A(a)	75	33,147
Compass Group PLC	2,613	48,651
Crown Resorts Ltd.	1,933	16,785
Darden Restaurants, Inc.	848	57,520
Flight Centre Travel Group Ltd.	600	13,689
Galaxy Entertainment Group Ltd.	3,000	10,047
Genting Singapore PLC	24,200	13,010
Hilton Worldwide Holdings, Inc.	2,184	45,384
InterContinental Hotels Group PLC	765	29,449
Interval Leisure Group, Inc.	437	6,275
Las Vegas Sands Corp.	750	34,680
Marriott International, Inc./MD – Class A(d)	737	48,672
McDonald’s Corp.	647	78,973
McDonald’s Holdings Co. Japan Ltd.	600	15,760
Melco Crown Entertainment Ltd. (ADR)	560	8,103
Merlin Entertainments PLC(e)	8,913	54,536
MGM China Holdings Ltd.	12,000	17,448
MGM Resorts International(a)	1,633	37,314
Norwegian Cruise Line Holdings Ltd.(a)	695	32,255
Oriental Land Co., Ltd./Japan	200	13,109
Paddy Power Betfair PLC	238	32,141
Restaurant Brands International, Inc.	1,234	51,521
Royal Caribbean Cruises Ltd.	506	39,159
Sands China Ltd.	2,800	10,680
Shangri-La Asia Ltd.	14,000	15,954
SJM Holdings Ltd.	22,000	14,092
Sodexo SA	391	41,146
Starbucks Corp.	1,025	56,262
Starwood Hotels & Resorts Worldwide, Inc.	1,015	74,531
Tabcorp Holdings Ltd.	6,458	20,602
Tatts Group Ltd.	6,411	18,224
TUI AG	2,069	31,656
Whitbread PLC	674	41,074
William Hill PLC	8,575	38,649
Wyndham Worldwide Corp.	744	50,138
Wynn Macau Ltd.	12,400	19,390
Wynn Resorts Ltd.(d)	329	31,643
Yum! Brands, Inc.	551	45,232

		1,429,500

Household Durables – 0.3%
Auto Trader Group PLC(e)	5,704	32,444
Barratt Developments PLC	3,958	33,851
Berkeley Group Holdings PLC	705	33,386
Casio Computer Co., Ltd.	600	9,278
DR Horton, Inc.	1,444	44,129
Electrolux AB – Class B	1,131	30,381

AB GLOBAL RISK ALLOCATION FUND •	37

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Garmin Ltd.	1,283	$54,553
Harman International Industries, Inc.	456	35,677
Husqvarna AB – Class B	4,957	39,350
Iida Group Holdings Co., Ltd.	700	14,545
Leggett & Platt, Inc.	1,365	68,605
Lennar Corp. – Class A	1,025	46,709
Mohawk Industries, Inc.(a)	276	54,286
Newell Brands, Inc.	2,829	134,915
Nikon Corp.	1,100	15,379
Panasonic Corp.	1,600	14,800
Persimmon PLC	1,067	32,460
PulteGroup, Inc.	2,394	44,911
Rinnai Corp.	200	17,329
Sekisui Chemical Co., Ltd.	1,200	15,550
Sekisui House Ltd.	900	16,003
Sony Corp.	500	13,903
Taylor Wimpey PLC	11,927	35,418
Techtronic Industries Co., Ltd.	3,500	14,033
Toll Brothers, Inc.(a)	1,585	46,203
Whirlpool Corp.	280	48,894

		946,992

Internet & Catalog Retail – 0.1%
Amazon.com, Inc.(a)	73	52,764
Expedia, Inc.	302	33,594
Liberty Interactive Corp. QVC Group – Class A(a)	2,051	55,336
Netflix, Inc.(a)	267	27,386
Priceline Group, Inc. (The)(a)	37	46,780
Rakuten, Inc.	1,499	15,943
TripAdvisor, Inc.(a)	459	31,093
Zalando SE(a)(e)	1,013	29,713

		292,609

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	600	14,800
Hasbro, Inc.	662	57,786
Mattel, Inc.	1,357	43,261
Polaris Industries, Inc.(d)	396	33,668
Sankyo Co., Ltd.	400	14,848
Sega Sammy Holdings, Inc.	1,200	14,557
Shimano, Inc.	100	15,469
Yamaha Corp.	500	15,028

		209,417

Media – 0.7%
Altice NV – Class A(a)	828	14,265
Altice NV – Class B(a)	1,746	30,179
Axel Springer SE	749	42,625
Cablevision Systems Corp. – Class A	489	16,958
CBS Corp. – Class B	895	49,404
Charter Communications, Inc. – Class A(a)	467	102,249
Comcast Corp. – Class A	1,057	66,908
Dentsu, Inc.	300	15,068

38	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Discovery Communications, Inc. – Class A(a)	1,539	$42,861
Discovery Communications, Inc. – Class C(a)	1,494	39,994
DISH Network Corp. – Class A(a)	848	42,315
Eutelsat Communications SA	1,331	26,551
Hakuhodo DY Holdings, Inc.	1,400	17,446
Interpublic Group of Cos., Inc. (The)	2,807	67,087
ITV PLC	9,203	28,556
JCDecaux SA	995	41,156
Kabel Deutschland Holding AG	239	27,471
Lagardere SCA	1,196	28,320
Liberty Braves Group – Class A(a)	137	2,132
Liberty Braves Group – Class C(a)(d)	125	1,875
Liberty Global PLC – Class A(a)	1,154	43,102
Liberty Global PLC – Series C(a)	1,743	62,975
Liberty Media Group – Class A(a)	343	6,682
Liberty Media Group – Class C(a)	314	5,950
Liberty SiriusXM Group – Class A(a)	1,375	43,849
Liberty SiriusXM Group – Class C(a)	1,257	39,533
News Corp. – Class A	3,877	46,369
Omnicom Group, Inc.	828	68,997
Pearson PLC	2,487	30,153
ProSiebenSat.1 Media SE	586	29,482
Publicis Groupe SA	533	38,612
REA Group Ltd.	362	14,621
RELX NV	2,230	38,605
RELX PLC	2,553	46,156
Rizzoli Corriere Della Sera Mediagroup SpA(a)	166	141
RTL Group SA (London)(a)	358	32,135
Schibsted ASA	1,137	35,270
Schibsted ASA – Class B	1,169	34,663
Scripps Networks Interactive, Inc. – Class A(d)	736	47,354
SES SA	1,074	24,074
Shaw Communications, Inc. – Class B	3,816	72,982
Singapore Press Holdings Ltd.	4,800	13,450
Sirius XM Holdings, Inc.(a)	15,536	62,455
Sky PLC	2,830	39,499
TEGNA, Inc.	1,896	43,532
Telenet Group Holding NV(a)	664	31,610
Thomson Reuters Corp.	1,775	74,541
Time Warner, Inc.	651	49,255
Toho Co., Ltd./Tokyo	500	13,577
Twenty-First Century Fox, Inc. – Class A	2,041	58,944
Twenty-First Century Fox, Inc. – Class B	2,064	60,351
Viacom, Inc. – Class B	851	37,759
Vivendi SA	1,523	30,169
Walt Disney Co. (The)	664	65,882
Wolters Kluwer NV	1,050	41,870
WPP PLC	1,603	36,968

		2,124,987

Multiline Retail – 0.2%
Canadian Tire Corp., Ltd. – Class A	608	66,394
Dollar General Corp.	776	69,762

AB GLOBAL RISK ALLOCATION FUND •	39

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Dollar Tree, Inc.(a)	671	$60,752
Dollarama, Inc.	909	62,594
Don Quijote Holdings Co., Ltd.	400	12,749
Harvey Norman Holdings Ltd.	5,262	17,304
Isetan Mitsukoshi Holdings Ltd.	1,100	10,667
J Front Retailing Co., Ltd.	1,100	13,078
Kohl’s Corp.	1,003	36,148
Macy’s, Inc.	1,080	35,867
Marks & Spencer Group PLC	7,359	40,466
Marui Group Co., Ltd.	1,000	14,586
Next PLC	436	34,305
Nordstrom, Inc.(d)	848	32,207
Ryohin Keikaku Co., Ltd.	100	22,893
Takashimaya Co., Ltd.	2,000	14,065
Target Corp.	852	58,601

		602,438

Specialty Retail – 0.4%
ABC-Mart, Inc.	200	12,889
Advance Auto Parts, Inc.	297	45,691
AutoNation, Inc.(a)	896	45,194
AutoZone, Inc.(a)	82	62,500
Bed Bath & Beyond, Inc.(a)	943	42,199
Best Buy Co., Inc.	1,332	42,850
CarMax, Inc.(a)(d)	694	37,240
Dick’s Sporting Goods, Inc.	971	41,656
Dixons Carphone PLC	5,866	37,333
Dufry AG (REG)(a)	258	34,667
Foot Locker, Inc.	770	43,058
GameStop Corp. – Class A(d)	1,057	30,759
Gap, Inc. (The)	1,379	24,808
Hennes & Mauritz AB – Class B	1,075	32,997
Hikari Tsushin, Inc.	200	16,223
Home Depot, Inc. (The)	521	68,835
Industria de Diseno Textil SA	862	29,122
Kingfisher PLC	8,539	45,324
L Brands, Inc.	649	44,489
Lowe’s Cos., Inc.	874	70,034
Nitori Holdings Co., Ltd.	200	20,199
O’Reilly Automotive, Inc.(a)	195	51,564
Ross Stores, Inc.	916	48,914
Sanrio Co., Ltd.	700	12,870
Shimamura Co., Ltd.	100	12,924
Signet Jewelers Ltd.	280	27,712
Sports Direct International PLC(a)	5,523	29,968
Staples, Inc.	3,077	27,078
Tiffany & Co.	681	42,195
TJX Cos., Inc. (The)	890	67,747
Tractor Supply Co.	602	57,852
Ulta Salon Cosmetics & Fragrance, Inc.(a)	231	53,825
USS Co., Ltd.	1,000	15,726
Yamada Denki Co., Ltd.	2,600	12,200

		1,288,642

40	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Textiles, Apparel & Luxury Goods – 0.3%
adidas AG	298	$38,150
Asics Corp.	800	18,056
Burberry Group PLC	1,363	21,165
Christian Dior SE	177	28,885
Cie Financiere Richemont SA	485	28,587
Coach, Inc.	1,135	44,742
Gildan Activewear, Inc.	2,034	60,600
Hanesbrands, Inc.	1,446	39,143
Hermes International	103	37,255
HUGO BOSS AG	487	29,974
Kering	165	26,658
Li & Fung Ltd.	24,000	12,196
lululemon athletica, Inc.(a)(d)	529	34,401
Luxottica Group SpA	531	28,788
LVMH Moet Hennessy Louis Vuitton SE	171	27,376
Michael Kors Holdings Ltd.(a)	679	29,007
NIKE, Inc. – Class B	835	46,109
Pandora A/S	241	35,819
PVH Corp.	452	42,398
Ralph Lauren Corp.	480	45,278
Swatch Group AG (The)	85	25,005
Swatch Group AG (The) (REG)	480	27,855
Under Armour, Inc. – Class A(a)(d)	465	17,545
Under Armour, Inc. – Class C(a)	465	16,261
VF Corp.	823	51,289
Yue Yuen Industrial Holdings Ltd.	4,000	15,014

		827,556

		9,185,158

Materials – 2.4%
Chemicals – 1.3%
Agrium, Inc. (Toronto)	1,268	114,438
Air Liquide SA	571	61,436
Air Products & Chemicals, Inc.	773	110,261
Air Water, Inc.	2,000	31,094
Akzo Nobel NV	922	62,518
Albemarle Corp.	1,331	104,483
Arkema SA	599	49,143
Asahi Kasei Corp.	4,000	26,634
Ashland, Inc.	1,157	131,158
Axalta Coating Systems Ltd.(a)	3,237	91,122
BASF SE	712	55,050
Celanese Corp. – Series A	1,451	102,266
CF Industries Holdings, Inc.	1,547	42,790
Chr Hansen Holding A/S	653	41,398
Croda International PLC	990	42,085
Daicel Corp.	1,900	23,563
Dow Chemical Co. (The)	2,161	110,989
Eastman Chemical Co.	1,444	105,932
Ecolab, Inc.	1,093	128,143

AB GLOBAL RISK ALLOCATION FUND •	41

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

EI du Pont de Nemours & Co.	1,707	$111,655
EMS-Chemie Holding AG (REG)	85	42,130
Evonik Industries AG	1,862	54,907
FMC Corp.	1,887	89,614
FUCHS PETROLUB SE (Preference Shares)	1,531	62,325
Givaudan SA (REG)	43	82,431
Hitachi Chemical Co., Ltd.	1,300	24,138
Incitec Pivot Ltd.	10,944	27,214
Ingevity Corp.(a)(d)	274	7,984
International Flavors & Fragrances, Inc.	951	122,679
Johnson Matthey PLC	1,157	48,285
JSR Corp.	1,500	21,896
K&S AG (REG)	1,762	43,485
Kaneka Corp.	3,000	23,685
Kansai Paint Co., Ltd.	1,500	30,160
Koninklijke DSM NV	1,193	71,015
Kuraray Co., Ltd.	2,900	38,265
LANXESS AG	946	45,188
Linde AG	413	61,864
LyondellBasell Industries NV – Class A	992	80,709
Methanex Corp.	1,523	50,103
Mitsubishi Chemical Holdings Corp.	4,400	22,237
Mitsubishi Gas Chemical Co., Inc.	4,000	22,544
Mitsui Chemicals, Inc.	7,000	26,113
Monsanto Co.	1,122	126,191
Mosaic Co. (The)	2,052	51,772
Nippon Paint Holdings Co., Ltd.	1,000	28,247
Nitto Denko Corp.	400	26,209
Novozymes A/S – Class B	1,305	62,094
OCI NV(a)	1,847	26,578
Orica Ltd.	2,005	19,659
Potash Corp. of Saskatchewan, Inc.	4,586	74,839
PPG Industries, Inc.	1,158	124,693
Praxair, Inc.	1,237	135,897
Sherwin-Williams Co. (The)	371	107,994
Shin-Etsu Chemical Co., Ltd.	600	34,794
Sika AG	10	43,271
Solvay SA	514	52,083
Sumitomo Chemical Co., Ltd.	5,000	22,730
Symrise AG	963	60,428
Syngenta AG (REG)	132	51,905
Taiyo Nippon Sanso Corp.	2,400	21,430
Teijin Ltd.	7,000	24,465
Toray Industries, Inc.	3,000	25,797
Umicore SA	1,154	58,072
Westlake Chemical Corp.	1,581	69,770
WR Grace & Co.	1,362	105,746
Yara International ASA	1,234	44,377

		4,044,170

42	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Construction Materials – 0.2%
Boral Ltd.	7,586	$37,199
CRH PLC	1,893	57,569
Fletcher Building Ltd.	7,063	42,722
HeidelbergCement AG	600	51,369
Imerys SA	1,006	70,931
James Hardie Industries PLC	2,190	33,275
LafargeHolcim Ltd. (REG)(a)	922	41,503
Martin Marietta Materials, Inc.	589	111,345
Taiheiyo Cement Corp.	9,000	23,573
Vulcan Materials Co.	871	101,689

		571,175

Containers & Packaging – 0.3%
Amcor Ltd./Australia	3,699	43,458
Avery Dennison Corp.	1,835	136,487
Ball Corp.	1,507	108,956
CCL Industries, Inc. – Class H	395	70,310
Crown Holdings, Inc.(a)	2,430	126,773
International Paper Co.	2,642	111,387
Packaging Corp. of America	1,572	107,257
Rexam PLC	15,427	140,342
Sealed Air Corp.	2,171	100,821
Toyo Seikan Group Holdings Ltd.	1,200	25,157
WestRock Co.	1,646	65,198

		1,036,146

Metals & Mining – 0.5%
Agnico Eagle Mines Ltd.	1,821	81,736
Alcoa, Inc.	5,939	55,054
Alumina Ltd.	21,356	21,812
Anglo American PLC	2,714	23,417
Antofagasta PLC	4,227	26,205
ArcelorMittal (Euronext Amsterdam)(a)	3,617	17,728
Barrick Gold Corp. (Toronto)	3,734	62,416
BHP Billiton Ltd.	1,503	20,268
BHP Billiton PLC	4,115	48,499
Boliden AB	1,902	33,682
Eldorado Gold Corp.	10,719	45,611
First Quantum Minerals Ltd.	4,769	31,276
Fortescue Metals Group Ltd.	6,236	13,411
Franco-Nevada Corp.	1,212	76,656
Freeport-McMoRan, Inc.	3,049	33,783
Fresnillo PLC	3,046	44,460
Glencore PLC(a)	9,712	18,362
Goldcorp, Inc.	3,666	61,643
Hitachi Metals Ltd.	2,100	22,382
Iluka Resources Ltd.	4,094	19,075
JFE Holdings, Inc.	1,400	18,660
Kinross Gold Corp.(a)	12,070	51,728
Kobe Steel Ltd.	20,000	17,886
Maruichi Steel Tube Ltd.	800	26,550

AB GLOBAL RISK ALLOCATION FUND •	43

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Mitsubishi Materials Corp.	7,000	$20,058
Newcrest Mining Ltd.(a)	1,329	18,454
Newmont Mining Corp.	2,302	74,608
Nippon Steel & Sumitomo Metal Corp.	1,200	24,612
Norsk Hydro ASA	8,464	33,653
Nucor Corp.	2,148	104,199
Randgold Resources Ltd.	455	38,228
Rio Tinto Ltd.	708	22,902
Rio Tinto PLC	1,085	30,236
Silver Wheaton Corp.	3,641	67,886
South32 Ltd.(a)	15,373	17,286
Sumitomo Metal Mining Co., Ltd.	2,000	20,490
Teck Resources Ltd. – Class B	4,678	44,984
thyssenkrupp AG	1,844	40,630
Turquoise Hill Resources Ltd.(a)	9,031	25,550
voestalpine AG	1,292	44,230
Yamana Gold, Inc.	11,781	49,681

		1,549,987

Paper & Forest Products – 0.1%
Mondi PLC	3,588	69,759
Oji Holdings Corp.	6,000	24,539
Stora Enso Oyj – Class R	5,274	45,233
UPM-Kymmene Oyj	2,612	50,257
West Fraser Timber Co., Ltd.	1,964	67,097

		256,885

		7,458,363

Energy – 2.2%
Energy Equipment & Services – 0.3%
Baker Hughes, Inc.	1,325	61,454
Core Laboratories NV(d)	444	53,835
FMC Technologies, Inc.(a)	2,095	57,047
Halliburton Co.	1,858	78,370
Helmerich & Payne, Inc.(d)	686	41,949
National Oilwell Varco, Inc.	1,671	55,059
Oceaneering International, Inc.	1,592	52,632
Petrofac Ltd.	5,681	63,829
Saipem SpA(a)	14,592	5,971
Schlumberger Ltd.	2,402	183,273
Technip SA	1,445	79,191
Tenaris SA	8,068	106,780
Transocean Ltd. (Zurich)(a)	8,746	87,237
Weatherford International PLC(a)	3,897	21,862

		948,489

Oil, Gas & Consumable Fuels – 1.9%
AltaGas Ltd.	3,971	91,784
Anadarko Petroleum Corp.	817	42,370
Antero Resources Corp.(a)	1,497	43,458
Apache Corp.	929	53,083
ARC Resources Ltd.	4,247	69,858

44	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

BP PLC	24,215	$124,887
Cabot Oil & Gas Corp.	1,942	46,550
California Resources Corp.	93	141
Caltex Australia Ltd.	2,166	51,104
Cameco Corp.	5,482	63,877
Canadian Natural Resources Ltd.	2,023	60,118
Cenovus Energy, Inc.	4,140	62,415
Cheniere Energy, Inc.(a)	1,053	33,833
Chevron Corp.	892	90,092
China Petroleum & Chemical Corp. – Class H	470,000	318,339
China Shenhua Energy Co., Ltd. – Class H	199,000	315,705
Cimarex Energy Co.	485	56,396
Columbia Pipeline Group, Inc.	2,565	65,510
Concho Resources, Inc.(a)	436	52,904
ConocoPhillips	1,344	58,854
Continental Resources, Inc./OK(a)	964	40,546
Crescent Point Energy Corp.	3,665	62,045
Devon Energy Corp.	1,359	49,046
Enbridge, Inc.	2,164	86,273
Encana Corp.	5,726	45,455
Eni SpA	7,149	109,029
EOG Resources, Inc.	742	60,369
EQT Corp.	818	59,919
Exxon Mobil Corp.	1,290	114,836
Galp Energia SGPS SA	7,790	101,917
Hess Corp.	957	57,353
HollyFrontier Corp.	1,449	38,775
Husky Energy, Inc.	4,488	51,816
Idemitsu Kosan Co., Ltd.	2,400	47,706
Imperial Oil Ltd.	2,273	72,436
Inpex Corp.	5,100	41,567
Inter Pipeline Ltd.	4,976	101,125
JX Holdings, Inc.	12,700	49,329
Keyera Corp.	2,932	87,467
Kinder Morgan, Inc./DE	2,514	45,453
Koninklijke Vopak NV	2,687	140,020
Lundin Petroleum AB(a)	6,234	111,649
Marathon Oil Corp.	2,617	34,204
Marathon Petroleum Corp.	1,445	50,329
Murphy Oil Corp.(d)	1,307	40,399
Neste Oyj	3,037	102,268
Noble Energy, Inc.	1,453	51,945
Occidental Petroleum Corp.	1,114	84,040
Oil Search Ltd.	7,992	39,044
OMV AG	4,133	114,776
ONEOK, Inc.	1,568	67,816
Origin Energy Ltd.	8,433	34,618
Pembina Pipeline Corp.	3,867	113,443
Peyto Exploration & Development Corp.	2,920	76,554
Phillips 66	927	74,494

AB GLOBAL RISK ALLOCATION FUND •	45

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Pioneer Natural Resources Co.	380	$60,922
PrairieSky Royalty Ltd.	3,554	68,785
Range Resources Corp.(d)	1,009	42,973
Repsol SA	7,014	90,073
Royal Dutch Shell PLC – Class A	5,089	122,178
Royal Dutch Shell PLC – Class B	5,510	132,275
Santos Ltd.	10,658	34,643
Seven Generations Energy Ltd.(a)	3,194	64,301
Showa Shell Sekiyu KK	4,600	46,369
Southwestern Energy Co.(a)(d)	2,569	35,118
Spectra Energy Corp.	2,395	76,305
Statoil ASA	5,958	94,186
Suncor Energy, Inc. (Toronto)	3,159	87,253
Tesoro Corp.	603	47,082
TonenGeneral Sekiyu KK	5,000	47,267
TOTAL SA	2,532	122,800
Tourmaline Oil Corp.(a)	2,584	61,834
TransCanada Corp.	2,792	115,696
Valero Energy Corp.	972	53,168
Veresen, Inc.	9,713	75,995
Vermilion Energy, Inc.	2,058	68,095
Williams Cos., Inc. (The)	1,241	27,501
Woodside Petroleum Ltd.	2,153	42,479

		5,776,637

		6,725,126

Utilities – 2.2%
Electric Utilities – 1.1%
Alliant Energy Corp.	3,440	127,452
American Electric Power Co., Inc.	1,844	119,362
AusNet Services	37,003	42,079
Cheung Kong Infrastructure Holdings Ltd.	4,000	37,381
Chubu Electric Power Co., Inc.	3,000	40,827
Chugoku Electric Power Co., Inc. (The)	2,900	36,172
CLP Holdings Ltd.	7,000	65,895
Contact Energy Ltd.	12,774	46,593
Duke Energy Corp.	1,663	130,097
Edison International	1,633	116,972
EDP – Energias de Portugal SA	22,765	75,890
Electricite de France SA	3,902	51,993
Endesa SA	5,027	103,360
Enel SpA	36,108	163,726
Entergy Corp.	1,297	98,468
Eversource Energy	1,947	107,552
Exelon Corp.	2,513	86,121
FirstEnergy Corp.	2,458	80,647
Fortis, Inc./Canada	3,337	104,384
Fortum Oyj	4,528	67,899
HK Electric Investments & HK Electric Investments Ltd.(e)	45,297	39,727
Hokuriku Electric Power Co.	2,800	34,835

46	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Iberdrola SA	14,643	$99,320
Kansai Electric Power Co., Inc. (The)(a)	4,500	43,403
Kyushu Electric Power Co., Inc.	4,100	41,374
Mighty River Power Ltd.	21,804	43,826
NextEra Energy, Inc.	1,004	120,601
OGE Energy Corp.	2,859	86,313
PG&E Corp.	1,767	106,161
Pinnacle West Capital Corp.	1,694	124,661
Power Assets Holdings Ltd.	4,500	43,600
PPL Corp.	3,358	129,417
Red Electrica Corp. SA	1,069	95,179
Shikoku Electric Power Co., Inc.	3,000	35,544
Southern Co. (The)	2,707	133,834
SSE PLC	5,122	113,506
Terna Rete Elettrica Nazionale SpA	19,625	108,879
Tohoku Electric Power Co., Inc.	1,900	24,400
Tokyo Electric Power Co Holdings, Inc.(a)	7,500	35,072
Xcel Energy, Inc.	2,329	96,351

		3,258,873

Gas Utilities – 0.2%
AGL Resources, Inc.	2,897	190,623
APA Group	6,499	41,115
Atmos Energy Corp.	1,494	108,913
Enagas SA	3,223	96,604
Gas Natural SDG SA	4,181	82,768
Hong Kong & China Gas Co., Ltd.	25,080	48,085
Osaka Gas Co., Ltd.	10,000	37,340
Snam SpA	16,116	92,308
Toho Gas Co., Ltd.	6,000	44,279
Tokyo Gas Co., Ltd.	9,000	36,184

		778,219

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	5,959	66,085
Calpine Corp.(a)	3,131	46,339
Electric Power Development Co., Ltd.	1,303	33,574
Meridian Energy Ltd.	22,747	41,221
NRG Energy, Inc.	2,478	40,590

		227,809

Multi-Utilities – 0.7%
AGL Energy Ltd.	2,891	38,782
Ameren Corp.	2,235	110,744
Atco Ltd./Canada – Class I	2,904	95,578
Canadian Utilities Ltd. – Class A	3,634	100,456
CenterPoint Energy, Inc.	4,392	98,952
Centrica PLC	27,572	81,291
CMS Energy Corp.	2,636	110,238
Consolidated Edison, Inc.	1,633	119,634
Dominion Resources, Inc./VA	1,863	134,602

AB GLOBAL RISK ALLOCATION FUND •	47

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

DTE Energy Co.	1,391	$126,136
DUET Group	23,472	39,854
E.ON SE(a)	4,560	44,848
Engie SA	4,084	62,959
National Grid PLC	8,413	122,655
Public Service Enterprise Group, Inc.	2,227	99,658
RWE AG(a)	3,361	44,046
SCANA Corp.	1,656	115,771
Sempra Energy	1,070	114,618
Suez	4,200	70,625
TECO Energy, Inc.	3,711	102,201
United Utilities Group PLC	8,868	124,509
Veolia Environnement SA	3,315	74,462
WEC Energy Group, Inc.	1,855	111,560

		2,144,179

Water Utilities – 0.1%
American Water Works Co., Inc.	1,565	115,967
Severn Trent PLC	3,576	118,608

		234,575

		6,643,655

Telecommunication Services – 0.9%
Diversified Telecommunication Services – 0.7%
AT&T, Inc.	4,189	163,999
BCE, Inc.	4,445	204,904
BT Group PLC	11,579	74,057
CenturyLink, Inc.	2,362	64,057
Deutsche Telekom AG (REG)	3,490	62,037
Elisa Oyj	1,855	70,683
Frontier Communications Corp.(d)	9,112	47,109
HKT Trust & HKT Ltd. – Class SS	15,000	21,735
Iliad SA	211	46,272
Inmarsat PLC	4,209	43,778
Koninklijke KPN NV	14,717	58,630
Level 3 Communications, Inc.(a)	1,401	75,584
Nippon Telegraph & Telephone Corp.	600	26,259
Numericable-SFR SA	725	22,546
Orange SA	3,090	53,767
PCCW Ltd.	36,000	23,430
Proximus SADP	1,900	61,716
SBA Communications Corp. – Class A(a)	817	81,210
Singapore Telecommunications Ltd.	7,900	22,216
Spark New Zealand Ltd.	9,223	23,066
Swisscom AG (REG)	160	76,275
TDC A/S	10,759	53,878
Telecom Italia SpA/Milano (ordinary shares)(a)	29,664	28,095
Telecom Italia SpA/Milano (savings shares)	37,509	28,955
Telefonica Deutschland Holding AG	15,064	67,405
Telefonica SA	4,326	45,186
Telenor ASA	3,729	61,974

48	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Telia Co. AB		15,067	$70,640
Telstra Corp., Ltd.		10,088	40,710
TELUS Corp.		4,559	144,521
TPG Telecom Ltd.		2,937	26,123
Verizon Communications, Inc.		2,935	149,392
Vocus Communications Ltd.		3,779	25,659

			2,065,868

Wireless Telecommunication Services – 0.2%
KDDI Corp.		900	26,110
Millicom International Cellular SA		1,021	59,494
NTT DOCOMO, Inc.		1,200	29,980
Rogers Communications, Inc. – Class B		4,213	160,636
SoftBank Group Corp.		400	22,286
Sprint Corp.(a)(d)		8,845	33,611
StarHub Ltd.		8,800	22,549
T-Mobile US, Inc.(a)		1,930	82,527
Tele2 AB – Class B		6,602	57,954
Vodafone Group PLC		24,065	80,370

			575,517

			2,641,385

Total Common Stocks (cost $87,322,622)			89,713,871

		Principal Amount (000)
INFLATION-LINKED SECURITIES – 20.4%
United States – 20.4%
U.S. Treasury Inflation Index 0.375%, 7/15/25 (TIPS) (cost $61,685,386)	U.S.$	61,304	62,031,252

GOVERNMENTS – TREASURIES – 5.3%
United States – 5.3%
U.S. Treasury Bonds 3.00%, 5/15/45(f) (cost $14,794,745)		15,122	16,279,771

COLLATERALIZED MORTGAGE OBLIGATIONS – 5.2%
Risk Share Floating Rate – 5.2%
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C03, Class 1M2 5.446% (LIBOR 1 Month + 5.00%), 7/25/25(g)		1,430	1,460,992
Series 2015-C03, Class 2M2 5.446% (LIBOR 1 Month + 5.00%), 7/25/25(g)		8,745	8,874,633

AB GLOBAL RISK ALLOCATION FUND •	49

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2015-C04, Class 1M2 6.146% (LIBOR 1 Month + 5.70%), 4/25/28(g)	U.S.$	2,141	$2,234,286
Series 2015-C04, Class 2M2 5.996% (LIBOR 1 Month + 5.55%), 4/25/28(g)		3,246	3,346,487

Total Collateralized Mortgage Obligations (cost $15,597,238)			15,916,398

		Shares
INVESTMENT COMPANIES – 2.8%
Funds and Investment Trusts – 2.8%
iShares Core MSCI Emerging Markets ETF(d)		146,750	5,938,972
iShares MSCI Switzerland Capped ETF(d)		83,816	2,559,741

Total Investment Companies (cost $8,339,924)			8,498,713

PREFERRED STOCKS – 1.9%
Financials – 1.9%
Real Estate Investment Trusts (REITs) – 1.9%
Apartment Investment & Management Co. 6.875%(d)		42,000	1,165,500
Hersha Hospitality Trust Series C 6.875%(d)		60,000	1,569,600
Pebblebrook Hotel Trust 6.50%(d)		65,950	1,701,510
Sabra Health Care REIT, Inc. Series A 7.125%		53,175	1,390,526

Total Preferred Stocks (cost $5,528,125)			5,827,136

		Principal Amount (000)
CORPORATES – NON-INVESTMENT GRADE – 0.9%
Financial Institutions – 0.9%
Banking – 0.9%
Royal Bank of Scotland Group PLC Series U 7.64%, 9/30/17(h) (cost $2,829,674)	U.S.$	2,700	2,598,750

GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Mexico – 0.4%
Mexico Government International Bond 4.125%, 1/21/26 (cost $1,170,309)		1,174	1,223,895

50	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – SOVEREIGN AGENCIES – 0.2%
Brazil – 0.2%
Petrobras Global Finance BV 5.625%, 5/20/43 (cost $506,750)	U.S.$	768	$510,720

CORPORATES – INVESTMENT GRADE – 0.1%
Financial Institutions – 0.1%
Banking – 0.1%
Standard Chartered PLC 6.409%, 1/30/17(e)(h) (cost $301,643)		300	273,000

		Contracts
OPTIONS PURCHASED – CALLS – 0.0%
Options on Funds and Investment Trusts – 0.0%
SPDR S&P 500 ETF Trust Expiration: Jun 2016, Exercise Price: $ 209.00(a)(i) (premiums paid $49,556)		359	90,647

OPTIONS PURCHASED – PUTS – 0.0%
Options on Forward Contracts – 0.0%
GBP/USD Expiration: Jun 2016, Exercise Price: GBP 1.35(a) (premiums paid $50,625)		3,335,310	5,116

		Shares
RIGHTS – 0.0%
Consumer Discretionary – 0.0%
Media – 0.0%
Liberty Braves Group, expiring 6/16/16(a)(d)		123	270

Consumer Staples – 0.0%
Food & Staples Retailing – 0.0%
Safeway, Inc., expiring 2/02/17(a)		620	629
Safeway, Inc., expiring 2/02/19(a)		620	30

			659

Financials – 0.0%
Banks – 0.0%
Banco Popular Espanol, expiring 6/10/16(a)		4,798	1,196

Industrials – 0.0%
Construction & Engineering – 0.0%
Ferrovial SA, expiring 5/27/16(a)		1,682	601

AB GLOBAL RISK ALLOCATION FUND •	51

Consolidated Portfolio of Investments

Company		Shares	U.S. $ Value

Transportation Infrastructure – 0.0%
Abertis Infraestructura, expiring 6/13/16(a)		2,034	$1,559

			2,160

Total Rights (cost $2,729)			4,285

SHORT-TERM INVESTMENTS – 31.9%
Investment Companies – 26.0%
AB Fixed Income Shares, Inc. – Government STIF Portfolio, 0.41%(j)(k) (cost $79,364,598)		79,364,598	79,364,598

		Principal Amount (000)
U.S. Treasury Bills – 5.9%
U.S. Treasury Bill Zero Coupon, 6/16/16-8/18/16 (cost $17,989,626)	U.S.$	18,000	17,989,626

Total Short-Term Investments (cost $97,354,224)			97,354,224

Total Investments Before Security Lending Collateral for Securities Loaned – 98.5% (cost $295,533,550)			300,327,778

		Shares
INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.1%
Investment Companies – 3.1%
AB Exchange Reserves – Class I, 0.38%(j)(k) (cost $9,387,834)		9,387,834	9,387,834

Total Investments – 101.6% (cost $304,921,384)			309,715,612
Other assets less liabilities – (1.6)%			(4,837,173)

Net Assets – 100.0%			$304,878,439

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2016	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	243	June 2016	$22,697,873	$23,338,439	$640,566
Amsterdam Index Futures	14	June 2016	1,331,563	1,394,307	62,744
Brent Crude Futures	29	June 2016	1,383,405	1,446,810	63,405

52	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2016	Unrealized Appreciation/ (Depreciation)
CAC 40 10 Euro Futures	71	June 2016	$3,348,044	$3,539,118	$191,074
Canadian 10-Year Bond Futures	307	September 2016	33,782,628	33,929,546	146,918
Cattle Feeder Futures	31	August 2016	2,288,995	2,280,050	(8,945)
Cocoa Futures	19	July 2016	544,600	581,210	36,610
Coffee ‘C’ Futures	10	July 2016	462,219	455,812	(6,407)
Coffee Robusta Futures	34	July 2016	536,250	560,320	24,070
Copper Futures	81	July 2016	4,210,874	4,243,387	32,513
Corn Futures	114	July 2016	2,124,712	2,307,075	182,363
Cotton No. 2 Futures	21	July 2016	647,811	671,370	23,559
DAX Index Futures	12	June 2016	3,325,291	3,425,906	100,615
FTSE/MIB Index Futures	14	June 2016	1,423,393	1,404,977	(18,416)
Gasoline RBOB Futures	22	July 2016	1,277,392	1,489,858	212,466
Gold 100 OZ Futures	18	August 2016	2,254,004	2,191,500	(62,504)
IBEX 35 Index Futures	12	June 2016	1,150,894	1,204,092	53,198
KC HRW Wheat Futures	46	July 2016	1,052,961	1,028,675	(24,286)
Lean Hogs Futures	45	October 2016	1,250,036	1,228,050	(21,986)
Live Cattle Futures	25	August 2016	1,197,063	1,180,500	(16,563)
LME Copper Futures	12	June 2016	1,471,037	1,404,075	(66,962)
LME Lead Futures	29	July 2016	1,223,164	1,230,688	7,524
LME Lead Futures	29	June 2016	1,269,707	1,229,238	(40,469)
LME Nickel Futures	40	July 2016	2,033,042	2,019,360	(13,682)
LME Nickel Futures	46	June 2016	2,394,016	2,317,986	(76,030)
LME Primary Aluminum Futures	26	July 2016	1,009,855	1,007,013	(2,842)
LME Primary Aluminum Futures	66	June 2016	2,520,715	2,550,488	29,773
LME Zinc Futures	43	July 2016	2,055,263	2,065,344	10,081
LME Zinc Futures	46	June 2016	2,137,512	2,207,713	70,201
Long Gilt Futures	102	September 2016	18,094,312	18,134,062	39,750
Low Sulfur Gasoil Futures	35	July 2016	1,578,564	1,588,125	9,561
Mini MSCI EAFE Futures	42	June 2016	3,403,444	3,487,050	83,606
Natural Gas Futures	61	June 2016	1,362,890	1,395,680	32,790
NY Harbor ULSD Futures	25	June 2016	1,365,691	1,571,955	206,264
Omxs30 Index Future	62	June 2016	981,200	1,015,513	34,313
Palladium Futures	50	September 2016	2,761,120	2,736,750	(24,370)
Platinum Futures	31	July 2016	1,548,996	1,519,620	(29,376)
S&P/TSX 60 Index Futures	7	June 2016	827,181	875,220	48,039
Silver Futures	15	July 2016	1,220,962	1,199,550	(21,412)
Soybean Futures	49	July 2016	2,334,395	2,642,325	307,930
Soybean Meal Futures	58	July 2016	1,693,202	2,300,280	607,078
Soybean Oil Futures	95	July 2016	1,929,491	1,813,740	(115,751)
Sugar 11 (World) Futures	23	June 2016	387,872	450,542	62,670

AB GLOBAL RISK ALLOCATION FUND •	53

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2016	Unrealized Appreciation/ (Depreciation)
TOPIX Index Futures	58	June 2016	$7,034,060	$7,212,354	$178,294
U.S. T-Note 10 Yr (CBT) Futures	100	September 2016	12,965,006	12,968,750	3,744
U.S. Ultra Bond (CBT) Futures	140	September 2016	24,510,303	24,517,500	7,197
Wheat (CBT) Futures	45	July 2016	1,031,758	1,045,125	13,367
WTI Crude Futures	30	June 2016	1,378,002	1,473,000	94,998

Sold Contracts
Cocoa Futures	7	July 2016	204,572	214,130	(9,558)
Euro STOXX 50 Futures	309	June 2016	10,053,862	10,496,487	(442,625)
Lean Hogs Futures	24	July 2016	767,319	781,920	(14,601)
LME Copper Futures	12	June 2016	1,404,287	1,404,075	212
LME Lead Futures	29	June 2016	1,221,356	1,229,238	(7,882)
LME Nickel Futures	46	June 2016	2,338,707	2,317,986	20,721
LME Primary Aluminum Futures	34	July 2016	1,320,371	1,316,863	3,508
LME Primary Aluminum Futures	66	June 2016	2,596,101	2,550,488	45,613
LME Zinc Futures	46	June 2016	2,193,560	2,207,713	(14,153)
Nikkei 225 (CME) Futures	27	June 2016	2,155,859	2,306,475	(150,616)
Sugar 11 (World) Futures	36	September 2016	684,772	712,051	(27,279)

					$2,470,620

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	AUD	2,533	USD	1,877	6/17/16	$47,421
Bank of America, NA	USD	6,085	SEK	51,386	6/17/16	78,836
Bank of America, NA	USD	2,136	GBP	1,513	6/24/16	56,551
Barclays Bank PLC	AUD	537	USD	410	6/17/16	22,176
Barclays Bank PLC	INR	39,044	USD	571	6/17/16	(7,847)
Barclays Bank PLC	JPY	139,489	USD	1,232	6/17/16	(28,430)
Barclays Bank PLC	KRW	1,657,761	USD	1,368	6/17/16	(24,167)
Barclays Bank PLC	MXN	6,007	USD	335	6/17/16	9,724
Barclays Bank PLC	NZD	9,171	USD	6,165	6/17/16	(34,862)
Barclays Bank PLC	RUB	30,447	USD	416	6/17/16	(38,706)
Barclays Bank PLC	USD	4,724	AUD	6,368	6/17/16	(123,822)
Barclays Bank PLC	USD	356	IDR	4,756,912	6/17/16	(7,519)
Barclays Bank PLC	USD	1,361	INR	91,258	6/17/16	(7,953)
Barclays Bank PLC	USD	1,214	JPY	137,234	6/17/16	25,434
Barclays Bank PLC	USD	123	KRW	141,774	6/17/16	(4,121)
Barclays Bank PLC	USD	242	KRW	292,731	6/17/16	4,048
Barclays Bank PLC	AUD	2,535	USD	1,904	7/15/16	75,015
Barclays Bank PLC	KRW	9,295,113	USD	7,922	7/15/16	120,868
Barclays Bank PLC	MYR	7,364	USD	1,882	7/15/16	95,583
Barclays Bank PLC	USD	3,031	GBP	2,104	7/15/16	17,053

54	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	USD	4,315	INR	291,035	7/15/16	$(19,021)
Barclays Bank PLC	USD	3,832	JPY	413,128	7/15/16	(95,613)
Barclays Bank PLC	USD	6,097	KRW	7,184,544	7/15/16	(67,068)
Barclays Bank PLC	USD	1,865	MYR	7,364	7/15/16	(78,903)
Barclays Bank PLC	USD	1,255	NOK	10,310	7/15/16	(22,680)
Barclays Bank PLC	USD	1,248	RUB	86,679	7/15/16	36,942
Barclays Bank PLC	ZAR	9,107	USD	604	7/15/16	29,483
Barclays Bank PLC	CNY	123,816	USD	18,422	9/19/16	(264,485)
Barclays Bank PLC	USD	5,391	CNY	36,603	9/19/16	133,531
Barclays Bank PLC	JPY	334,938	USD	3,063	9/20/16	27,442
BNP Paribas SA	KRW	610,972	USD	504	6/17/16	(9,073)
BNP Paribas SA	SGD	746	USD	538	6/17/16	(3,496)
BNP Paribas SA	TWD	15,510	USD	472	6/17/16	(3,373)
BNP Paribas SA	USD	180	PLN	704	6/17/16	(1,168)
BNP Paribas SA	TWD	313,034	USD	9,381	7/06/16	(211,166)
BNP Paribas SA	AUD	1,695	USD	1,235	7/15/16	12,212
BNP Paribas SA	JPY	334,602	USD	3,060	7/15/16	33,594
BNP Paribas SA	SEK	25,401	EUR	2,764	7/15/16	29,915
BNP Paribas SA	TWD	215,955	USD	6,694	7/15/16	77,023
BNP Paribas SA	USD	1,261	AUD	1,622	7/15/16	(90,050)
BNP Paribas SA	USD	1,891	NOK	15,679	7/15/16	(16,627)
BNP Paribas SA	USD	54	ARS	931	1/26/17	3,557
BNP Paribas SA	USD	54	ARS	936	1/31/17	3,698
BNP Paribas SA	USD	54	ARS	942	2/03/17	3,913
BNP Paribas SA	USD	107	ARS	1,886	2/13/17	7,245
Brown Brothers Harriman & Co.	USD	1,816	AUD	2,472	7/15/16	(32,031)
Brown Brothers Harriman & Co.	USD	616	ZAR	9,060	7/15/16	(44,799)
Citibank, NA	BRL	1,258	USD	352	6/02/16	3,562
Citibank, NA	USD	350	BRL	1,258	6/02/16	(1,791)
Citibank, NA	EUR	12,339	USD	13,677	6/17/16	(59,205)
Citibank, NA	HUF	2,830,059	USD	10,179	6/17/16	140,100
Citibank, NA	USD	2,354	JPY	264,785	6/17/16	38,327
Citibank, NA	USD	456	RUB	30,447	6/17/16	(1,618)
Citibank, NA	GBP	2,226	USD	3,153	6/22/16	(71,374)
Citibank, NA	BRL	976	USD	270	7/05/16	2,806
Citibank, NA	CAD	1,649	USD	1,260	7/15/16	2,751
Citibank, NA	CHF	1,794	USD	1,832	7/15/16	23,153
Citibank, NA	EUR	1,642	NOK	15,233	7/15/16	(9,497)
Citibank, NA	EUR	2,779	SEK	25,510	7/15/16	(33,337)
Citibank, NA	EUR	5,386	USD	6,043	7/15/16	41,080
Citibank, NA	JPY	715,076	USD	6,562	7/15/16	94,520
Citibank, NA	PLN	7,171	USD	1,879	7/15/16	62,370
Citibank, NA	RUB	72,397	USD	1,078	7/15/16	4,679
Citibank, NA	RUB	42,477	USD	627	7/15/16	(3,038)
Citibank, NA	SGD	3,355	USD	2,429	7/15/16	(5,736)
Citibank, NA	SGD	1,691	USD	1,247	7/15/16	19,459
Citibank, NA	USD	1,303	CAD	1,649	7/15/16	(45,547)
Citibank, NA	USD	1,886	GBP	1,316	7/15/16	20,666
Citibank, NA	USD	5,492	HUF	1,515,155	7/15/16	(118,359)
Citibank, NA	USD	4,293	NOK	35,209	7/15/16	(84,935)

AB GLOBAL RISK ALLOCATION FUND •	55

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	4,961	PLN	19,088	7/15/16	$(125,815)
Citibank, NA	USD	1,230	RUB	84,487	7/15/16	22,210
Citibank, NA	USD	2,459	RUB	164,059	7/15/16	(26,781)
Citibank, NA	USD	3,692	SEK	30,400	7/15/16	(41,118)
Citibank, NA	USD	2,495	SGD	3,376	7/15/16	(45,502)
Citibank, NA	USD	7,951	TRY	23,034	7/15/16	(237,858)
Citibank, NA	USD	1,192	ZAR	18,850	7/15/16	(3,367)
Citibank, NA	ZAR	9,778	USD	611	7/15/16	(5,773)
Citibank, NA	USD	601	BRL	2,189	8/02/16	(5,948)
Citibank, NA	CHF	2,521	USD	2,559	9/20/16	8,988
Citibank, NA	USD	588	RUB	40,403	9/20/16	799
Citibank, NA	USD	1,223	SEK	10,086	9/20/16	(7,872)
Citibank, NA	USD	597	ZAR	9,655	9/20/16	4,006
Credit Suisse International	EUR	1,694	USD	1,888	6/17/16	2,434
Deutsche Bank AG	HUF	706,213	USD	2,550	6/17/16	44,373
Deutsche Bank AG	USD	6,666	TRY	19,900	6/17/16	46,315
Deutsche Bank AG	BRL	59	USD	16	7/05/16	232
Deutsche Bank AG	USD	2,052	BRL	7,378	7/05/16	(29,052)
Deutsche Bank AG	TRY	23,034	USD	7,659	7/15/16	(53,893)
Deutsche Bank AG	USD	1,860	GBP	1,274	7/15/16	(14,669)
Deutsche Bank AG	USD	6,751	JPY	731,599	7/15/16	(134,552)
Deutsche Bank AG	CNY	44,248	USD	6,438	9/19/16	(239,649)
Goldman Sachs Bank USA	BRL	5,677	USD	1,579	6/02/16	8,084
Goldman Sachs Bank USA	USD	1,584	BRL	5,677	6/02/16	(13,196)
Goldman Sachs Bank USA	BRL	144,338	USD	41,263	6/17/16	1,494,742
Goldman Sachs Bank USA	BRL	3,778	USD	987	6/17/16	(54,044)
Goldman Sachs Bank USA	USD	37,202	BRL	144,338	6/17/16	2,565,831
Goldman Sachs Bank USA	USD	3,718	CNY	24,311	6/17/16	(26,065)
Goldman Sachs Bank USA	USD	374	EUR	337	6/17/16	939
Goldman Sachs Bank USA	USD	2,594	KRW	3,040,606	6/17/16	(41,503)
Goldman Sachs Bank USA	BRL	4,442	USD	1,243	7/05/16	25,060
Goldman Sachs Bank USA	USD	1,219	BRL	4,494	7/05/16	13,215
Goldman Sachs Bank USA	KRW	7,458,922	USD	6,418	7/15/16	158,324
Goldman Sachs Bank USA	USD	6,355	JPY	692,018	7/15/16	(96,632)
Goldman Sachs Bank USA	USD	3,160	KRW	3,640,769	7/15/16	(104,516)
Goldman Sachs Bank USA	USD	3,349	PLN	13,037	7/15/16	(46,011)
Goldman Sachs Bank USA	USD	9,518	CNY	63,030	9/19/16	(4,846)
Goldman Sachs Bank USA	BRL	149,450	USD	32,803	1/04/17	(6,182,144)
Goldman Sachs Bank USA	USD	40,381	BRL	149,450	1/04/17	(1,395,937)
HSBC Bank USA	AUD	2,950	USD	2,216	6/17/16	85,391
HSBC Bank USA	CAD	413	USD	316	6/17/16	964
HSBC Bank USA	MXN	7,148	USD	410	6/17/16	23,714
HSBC Bank USA	USD	5,689	CHF	5,515	6/17/16	(136,954)
HSBC Bank USA	USD	23,966	HUF	6,730,794	6/17/16	(89,143)
HSBC Bank USA	USD	729	MXN	13,155	6/17/16	(16,920)
HSBC Bank USA	USD	371	MYR	1,501	6/17/16	(6,995)
HSBC Bank USA	USD	1,294	TWD	42,143	6/17/16	(2,015)
HSBC Bank USA	USD	1,095	ZAR	16,671	6/17/16	(37,260)
HSBC Bank USA	USD	800	TWD	26,076	7/06/16	(1,112)
HSBC Bank USA	CAD	7,979	USD	6,154	7/15/16	69,701
HSBC Bank USA	CHF	1,197	USD	1,251	7/15/16	44,019
HSBC Bank USA	EUR	2,225	USD	2,511	7/15/16	31,904

56	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
HSBC Bank USA	GBP	4,323	USD	6,196	7/15/16	$(66,668)
HSBC Bank USA	JPY	196,601	USD	1,849	7/15/16	70,567
HSBC Bank USA	MXN	45,660	USD	2,509	7/15/16	46,700
HSBC Bank USA	NZD	3,835	USD	2,617	7/15/16	27,423
HSBC Bank USA	SGD	1,686	USD	1,255	7/15/16	31,265
HSBC Bank USA	USD	1,257	AUD	1,613	7/15/16	(93,200)
HSBC Bank USA	USD	2,119	CAD	2,780	7/15/16	1,348
HSBC Bank USA	USD	9,417	INR	635,833	7/15/16	(30,386)
HSBC Bank USA	USD	9,253	MXN	166,761	7/15/16	(259,369)
HSBC Bank USA	USD	3,182	CNY	20,750	9/19/16	(50,609)
HSBC Bank USA	USD	1,544	NZD	2,302	9/20/16	5,445
HSBC Bank USA	USD	595	ZAR	9,492	9/20/16	(4,610)
JPMorgan Chase Bank	AUD	460	USD	344	6/17/16	11,551
JPMorgan Chase Bank	AUD	2,461	USD	1,868	7/15/16	91,755
JPMorgan Chase Bank	CAD	6,345	USD	4,900	7/15/16	61,210
JPMorgan Chase Bank	JPY	142,822	USD	1,312	7/15/16	20,253
JPMorgan Chase Bank	SEK	50,866	EUR	5,481	7/15/16	(1,611)
JPMorgan Chase Bank	USD	3,050	CAD	3,992	7/15/16	(6,065)
JPMorgan Chase Bank	USD	3,610	CAD	4,746	7/15/16	8,759
JPMorgan Chase Bank	USD	1,890	GBP	1,314	7/15/16	13,452
JPMorgan Chase Bank	USD	1,255	JPY	133,778	7/15/16	(45,483)
JPMorgan Chase Bank	USD	2,537	GBP	1,722	9/20/16	(41,032)
Morgan Stanley & Co.	BRL	13,639	USD	3,797	6/02/16	22,850
Morgan Stanley & Co.	USD	1,245	BRL	4,610	6/02/16	30,968
Morgan Stanley & Co.	USD	2,511	BRL	9,029	6/02/16	(12,858)
Morgan Stanley & Co.	BRL	1,613	USD	434	6/17/16	(10,698)
Morgan Stanley & Co.	EUR	419	USD	469	6/17/16	2,078
Morgan Stanley & Co.	GBP	187	USD	269	6/17/16	(1,473)
Morgan Stanley & Co.	USD	1,165	BRL	4,087	6/17/16	(38,828)
Morgan Stanley & Co.	USD	4,407	CHF	4,281	6/17/16	(97,333)
Morgan Stanley & Co.	ZAR	10,155	USD	660	6/17/16	15,834
Morgan Stanley & Co.	BRL	8,900	USD	2,463	7/05/16	23,369
Morgan Stanley & Co.	USD	2,473	BRL	8,875	7/05/16	(40,133)
Morgan Stanley & Co.	AUD	4,194	USD	3,064	7/15/16	37,040
Morgan Stanley & Co.	EUR	1,657	NOK	15,310	7/15/16	(16,724)
Morgan Stanley & Co.	EUR	4,943	USD	5,632	7/15/16	123,653
Morgan Stanley & Co.	JPY	837,007	USD	7,544	7/15/16	(26,221)
Morgan Stanley & Co.	JPY	276,319	USD	2,520	7/15/16	21,390
Morgan Stanley & Co.	NOK	25,038	USD	2,985	7/15/16	(7,911)
Morgan Stanley & Co.	NZD	2,741	USD	1,883	7/15/16	32,713
Morgan Stanley & Co.	USD	2,623	AUD	3,415	7/15/16	(159,047)
Morgan Stanley & Co.	USD	1,820	BRL	6,490	7/15/16	(45,773)
Morgan Stanley & Co.	USD	3,093	EUR	2,699	7/15/16	(84,988)
Morgan Stanley & Co.	USD	3,174	HUF	871,740	7/15/16	(82,871)
Morgan Stanley & Co.	USD	3,123	JPY	345,614	7/15/16	3,025
Morgan Stanley & Co.	USD	1,264	KRW	1,435,919	7/15/16	(59,219)
Morgan Stanley & Co.	USD	1,824	MXN	33,276	7/15/16	(29,083)
Morgan Stanley & Co.	USD	4,270	ZAR	63,938	7/15/16	(236,748)
Nomura Global Financial Products, Inc.	MYR	1,501	USD	365	6/17/16	317
Nomura Global Financial Products, Inc.	KRW	3,604,615	USD	3,031	7/15/16	5,869

AB GLOBAL RISK ALLOCATION FUND •	57

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Nomura Global Financial Products, Inc.	KRW	1,451,298	USD	1,216	7/15/16	$(2,034)
Nomura Global Financial Products, Inc.	USD	3,152	KRW	3,635,257	7/15/16	(100,528)
Nomura Global Financial Products, Inc.	TWD	100,251	USD	3,048	11/15/16	(23,339)
Royal Bank of Scotland PLC	AUD	8,013	USD	5,940	6/17/16	151,711
Royal Bank of Scotland PLC	GBP	223	USD	320	6/17/16	(3,468)
Royal Bank of Scotland PLC	INR	52,214	USD	775	6/17/16	619
Royal Bank of Scotland PLC	JPY	88,511	USD	780	6/17/16	(19,986)
Royal Bank of Scotland PLC	KRW	1,206,378	USD	1,039	6/17/16	25,951
Royal Bank of Scotland PLC	TWD	26,633	USD	822	6/17/16	5,461
Royal Bank of Scotland PLC	USD	16,209	TWD	545,324	7/06/16	500,641
Royal Bank of Scotland PLC	USD	6,744	TWD	219,653	7/06/16	(13,506)
Royal Bank of Scotland PLC	EUR	33,408	USD	37,776	7/15/16	549,066
Royal Bank of Scotland PLC	JPY	413,684	USD	3,842	7/15/16	101,088
Royal Bank of Scotland PLC	KRW	2,869,364	USD	2,496	7/15/16	88,004
Royal Bank of Scotland PLC	MXN	67,697	USD	3,651	7/15/16	196
Royal Bank of Scotland PLC	SGD	1,695	USD	1,256	7/15/16	25,576
Royal Bank of Scotland PLC	USD	2,730	AUD	3,799	7/15/16	11,675
Royal Bank of Scotland PLC	USD	5,025	KRW	5,893,403	7/15/16	(79,095)
Royal Bank of Scotland PLC	USD	3,192	NZD	4,731	7/15/16	2,580
Royal Bank of Scotland PLC	USD	6,260	TWD	201,933	7/15/16	(73,554)
Royal Bank of Scotland PLC	USD	1,806	CLP	1,252,026	9/20/16	(17,462)
Royal Bank of Scotland PLC	USD	1,789	COP	5,572,275	9/20/16	(24,077)
Royal Bank of Scotland PLC	USD	1,224	NOK	10,121	9/20/16	(14,626)
Royal Bank of Scotland PLC	CNY	36,603	USD	5,365	10/11/16	(150,046)
Standard Chartered Bank	CNY	24,311	USD	3,698	6/17/16	5,984
Standard Chartered Bank	GBP	6,034	USD	8,574	6/17/16	(166,179)
Standard Chartered Bank	IDR	4,756,912	USD	355	6/17/16	7,121
Standard Chartered Bank	JPY	24,545	USD	216	6/17/16	(5,518)
Standard Chartered Bank	USD	1,034	GBP	728	6/17/16	20,049
Standard Chartered Bank	TWD	507,794	USD	15,231	7/06/16	(328,854)
Standard Chartered Bank	USD	887	TWD	29,775	7/06/16	25,666
Standard Chartered Bank	AUD	6,648	USD	5,032	7/15/16	234,260
Standard Chartered Bank	GBP	2,694	USD	3,864	7/15/16	(38,411)
Standard Chartered Bank	HUF	2,386,895	USD	8,557	7/15/16	92,087
Standard Chartered Bank	INR	535,066	USD	7,840	7/15/16	(59,281)
Standard Chartered Bank	JPY	355,996	USD	3,148	7/15/16	(71,265)
Standard Chartered Bank	JPY	334,749	USD	3,072	7/15/16	44,184
Standard Chartered Bank	USD	6,940	JPY	756,215	7/15/16	(100,610)
Standard Chartered Bank	USD	2,443	KRW	2,889,420	7/15/16	(18,471)
Standard Chartered Bank	USD	1,266	NZD	1,831	7/15/16	(29,941)
Standard Chartered Bank	USD	6,381	CNY	43,301	9/19/16	154,207
Standard Chartered Bank	EUR	2,723	USD	3,059	9/20/16	17,213
State Street Bank & Trust Co.	AUD	1,120	USD	834	6/17/16	24,639
State Street Bank & Trust Co.	AUD	655	USD	462	6/17/16	(10,808)
State Street Bank & Trust Co.	CAD	13,652	USD	10,195	6/17/16	(214,937)
State Street Bank & Trust Co.	CHF	7,608	USD	7,882	6/17/16	222,890
State Street Bank & Trust Co.	CZK	857	USD	35	6/17/16	(228)
State Street Bank & Trust Co.	DKK	4,035	USD	599	6/17/16	(4,854)
State Street Bank & Trust Co.	EUR	1,547	USD	1,712	6/17/16	(10,272)

58	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	EUR	531	USD	598	6/17/16	$6,463
State Street Bank & Trust Co.	GBP	165	USD	237	6/17/16	(1,920)
State Street Bank & Trust Co.	HKD	1,348	USD	174	6/17/16	392
State Street Bank & Trust Co.	HUF	3,194,522	USD	11,441	6/17/16	108,368
State Street Bank & Trust Co.	JPY	1,267,122	USD	11,276	6/17/16	(171,850)
State Street Bank & Trust Co.	JPY	29,118	USD	266	6/17/16	2,963
State Street Bank & Trust Co.	NOK	89,933	USD	10,497	6/17/16	(252,701)
State Street Bank & Trust Co.	SEK	18,764	USD	2,222	6/17/16	(29,169)
State Street Bank & Trust Co.	THB	13,416	USD	382	6/17/16	6,408
State Street Bank & Trust Co.	TRY	19,900	USD	6,633	6/17/16	(79,288)
State Street Bank & Trust Co.	USD	5,568	CHF	5,404	6/17/16	(127,507)
State Street Bank & Trust Co.	USD	6,229	CNY	40,852	6/17/16	(24,744)
State Street Bank & Trust Co.	USD	4,619	EUR	4,056	6/17/16	(104,320)
State Street Bank & Trust Co.	USD	17,183	EUR	15,513	6/17/16	86,579
State Street Bank & Trust Co.	USD	301	GBP	207	6/17/16	(767)
State Street Bank & Trust Co.	USD	738	JPY	82,849	6/17/16	10,352
State Street Bank & Trust Co.	USD	742	JPY	80,023	6/17/16	(18,985)
State Street Bank & Trust Co.	USD	381	THB	13,416	6/17/16	(5,241)
State Street Bank & Trust Co.	ZAR	6,516	USD	414	6/17/16	1,064
State Street Bank & Trust Co.	CHF	3,047	EUR	2,777	7/15/16	23,282
State Street Bank & Trust Co.	EUR	3,655	CHF	4,030	7/15/16	(10,339)
State Street Bank & Trust Co.	EUR	1,101	NOK	10,266	7/15/16	230
State Street Bank & Trust Co.	EUR	3,223	USD	3,686	7/15/16	94,789
State Street Bank & Trust Co.	JPY	137,258	USD	1,236	7/15/16	(5,662)
State Street Bank & Trust Co.	NZD	2,268	AUD	2,090	7/15/16	(22,741)
State Street Bank & Trust Co.	SGD	1,677	USD	1,254	7/15/16	37,212
State Street Bank & Trust Co.	USD	1,828	AUD	2,522	7/15/16	(8,153)
State Street Bank & Trust Co.	USD	10,005	CHF	9,745	7/15/16	(182,054)
State Street Bank & Trust Co.	USD	22	JPY	2,411	7/15/16	(134)
State Street Bank & Trust Co.	USD	10,550	NOK	86,776	7/15/16	(178,102)
State Street Bank & Trust Co.	USD	16,057	SEK	132,181	7/15/16	(183,295)
State Street Bank & Trust Co.	USD	2,462	SGD	3,373	7/15/16	(14,366)
State Street Bank & Trust Co.	BRL	473	USD	129	8/02/16	594
State Street Bank & Trust Co.	USD	265	BRL	950	8/02/16	(7,062)
State Street Bank & Trust Co.	CNY	20,111	USD	3,068	8/09/16	23,939
State Street Bank & Trust Co.	CNY	44,040	USD	6,392	10/12/16	(242,313)
State Street Bank & Trust Co.	CNY	20,156	USD	3,027	11/15/16	(1,307)
UBS AG	CHF	21,591	USD	21,848	6/17/16	112,273
UBS AG	HKD	6,699	USD	863	6/17/16	599

						$(6,109,679)

PUT OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price	Expiration Month	Premiums Received	U.S. $ Value
SPDR S&P 500 ETF Trust(i)	359	$199.00	June 2016	$55,988	$(10,052)

CURRENCY OPTIONS WRITTEN (see Note D)

Description	Exercise Price		Expiration Date	Contracts (000)	Premiums Received	Market Value
Call – GBP vs.USD	GBP	1.47	6/22/16	3,065	$35,100	$(28,215)

AB GLOBAL RISK ALLOCATION FUND •	59

Consolidated Portfolio of Investments

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Credit Suisse Securities (USA) LLC/(CME Group)		$71,767	8/08/18	1.647%	3 Month LIBOR	$(794,794)
Credit Suisse Securities (USA) LLC/(CME Group)		71,767	8/08/18	3 Month LIBOR	1.647%	464,561
Credit Suisse Securities (USA) LLC/(CME Group)	AUD	15,000	7/09/25	6 Month BBSW	3.168%	730,428

						$400,195

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note D)

Clearing Broker/(Exchange) & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)	Market Value	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Credit Suisse Securities (USA) LLC/(INTRCONX)
CDX-NAHY Series 26, 5 Year Index, 6/20/21*	5.00%	4.36%	$12,500	$465,281	$101,589
CDX-NAIG Series 26, 5 Year Index, 6/20/21*	1.00	0.77	18,750	243,062	37,746

				$708,343	$139,335

*	Termination date

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Implied Credit Spread at May 31, 2016	Notional Amount (000)	Market Value			Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Goldman Sachs International
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	(1.00)%	1.09%	$1,110		$2,205		$11,045	$(8,840)
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	(1.00)	1.09	1,490		2,960		14,830	(11,870)

Sale Contracts
Deutsche Bank AG
iTRAXX-Australia Series 24, 5 Year Index, 12/20/20*	1.00	1.09	2,600		(5,165)		(28,368)	23,203

				$	– 0	–	$(2,493)	$2,493

*	Termination date

60	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

^	Less than $0.50.

(a)	Non-income producing security.

(b)	Fair valued by the Adviser.

(c)	Illiquid security.

(d)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2016, the aggregate market value of these securities amounted to $568,718 or 0.2% of net assets.

(f)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(g)	Floating Rate Security. Stated interest rate was in effect at May 31, 2016.

(h)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(i)	One contract relates to 100 shares.

(j)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(k)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviation:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

AB GLOBAL RISK ALLOCATION FUND •	61

Consolidated Portfolio of Investments

Glossary:

ADR – American Depositary Receipt

BBSW – Bank Bill Swap Reference Rate (Australia)

CAC – Cotation Assistée en Continu (Continuous Assisted Quotation)

CBT – Chicago Board of Trade

CDX-NAHY – North American High Yield Credit Default Swap Index

CDX-NAIG – North American Investment Grade Credit Default Swap Index

CME – Chicago Mercantile Exchange

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

INTRCONX – Inter-Continental Exchange

KC HRW – Kansas City Hard Red Winter

LIBOR – London Interbank Offered Rates

LME – London Metal Exchange

MIB – Milano Italia Borsa

MSCI – Morgan Stanley Capital International

RBOB – Reformulated Gasoline Blend-Stock for Oxygen Blending (Unleaded Gas)

REG – Registered Shares

REIT – Real Estate Investment Trust

RSP – Risparmio (Convertible Savings Shares)

SPDR – Standard & Poor’s Depository Receipt

TIPS – Treasury Inflation Protected Security

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

ULSD – Untra-Low Sulfur Diesel

WTI – West Texas Intermediate

See notes to consolidated financial statements.

62	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

May 31, 2016 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $216,168,952)	$220,963,180 (a)
Affiliated issuers (cost $88,752,432—including investment of cash collateral for securities loaned of $9,387,834)	88,752,432
Cash	48,174
Cash collateral due from broker	8,839,009
Foreign currencies, at value (cost $2,629,912)	2,168,391
Unrealized appreciation on forward currency exchange contracts	9,591,191
Dividends and interest receivable	480,604
Receivable for variation margin on exchange-traded derivatives	50,512
Receivable for capital stock sold	50,403
Upfront premium paid on credit default swaps	25,875
Unrealized appreciation on credit default swaps	23,203
Receivable for investment securities sold	9
Other asset	652

Total assets	330,993,635

Liabilities
Options written, at value (premiums received $91,088)	38,267
Unrealized depreciation on forward currency exchange contracts	15,700,870
Payable for collateral received on securities loaned	9,387,834
Payable for capital stock redeemed	354,069
Advisory fee payable	142,003
Distribution fee payable	90,390
Transfer Agent fee payable	30,750
Upfront premium received on credit default swaps	28,368
Unrealized depreciation on credit default swaps	20,710
Administrative fee payable	15,076
Payable for variation margin on exchange-traded derivatives	5,830
Payable for investment securities purchased	582
Accrued expenses	300,447

Total liabilities	26,115,196

Net Assets	$304,878,439

Composition of Net Assets
Capital stock, at par	$205,587
Additional paid-in capital	321,395,088
Distributions in excess of net investment income	(5,352,709)
Accumulated net realized loss on investment and foreign currency transactions	(12,875,434)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,505,907

$304,878,439

(a)	Includes securities on loan with a value of $9,196,980 (see Note E).

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	63

Consolidated Statement of Assets & Liabilities

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$237,816,187	15,804,538	$15.05	*

B	$4,256,601	310,927	$13.69

C	$43,378,757	3,156,232	$13.74

Advisor	$11,721,645	772,798	$15.17

R	$4,144,034	278,169	$14.90

K	$1,734,381	115,568	$15.01

I	$1,826,834	120,510	$15.16

*	The maximum offering price per share for Class A shares was $15.72 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

64	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended May 31, 2016 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $79,204)	$1,537,255
Affiliated issuers	193,416
Interest	1,676,431
Securities lending income	23,481	$3,430,583

Expenses
Advisory fee (see Note B)	899,386
Distribution fee—Class A	306,704
Distribution fee—Class B	24,767
Distribution fee—Class C	227,961
Distribution fee—Class R	9,945
Distribution fee—Class K	2,242
Transfer agency—Class A	236,681
Transfer agency—Class B	7,306
Transfer agency—Class C	45,761
Transfer agency—Advisor Class	16,222
Transfer agency—Class R	5,245
Transfer agency—Class K	1,826
Transfer agency—Class I	151
Custodian	250,731
Registration fees	65,945
Audit and tax	61,688
Printing	48,931
Legal	22,211
Administrative	22,209
Directors’ fees	10,630
Miscellaneous	42,602

Total expenses		2,309,144

Net investment income		1,121,439

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(9,434,968)
Futures		(3,402,936)
Options written		1,289,566
Swaps		(577,426)
Foreign currency transactions		8,221,041
Net change in unrealized appreciation/depreciation of:
Investments		9,425,113
Futures		(1,962,934)
Options written		(220,127)
Swaps		1,796,183
Foreign currency denominated assets and liabilities		(12,729,982)

Net loss on investment and foreign currency transactions		(7,596,470)

Contributions from Affiliates (see Note B)		652

Net Increase in Net Assets from Operations		$(6,474,379)

See notes to consolidated financial statements.

AB GLOBAL RISK ALLOCATION FUND •	65

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$1,121,439		$3,445,218
Net realized loss on investment transactions and foreign currency transactions	(3,904,723)		(2,046,465)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(3,691,747)		(12,211,800)
Contributions from Affiliates (see Note B)	652		267,894

Net decrease in net assets from operations	(6,474,379)		(10,545,153)
Dividends and Distributions to Shareholders from
Net investment income
Class A	(166,587)		(18,983,341)
Class B	– 0	–	(673,728)
Class C	– 0	–	(3,494,935)
Advisor Class	(37,257)		(1,203,219)
Class R	– 0	–	(269,694)
Class K	(1,139)		(130,888)
Class I	(918)		(3,302)
Net realized gain on investment transactions
Class A	– 0	–	(8,336,492)
Class B	– 0	–	(342,762)
Class C	– 0	–	(1,703,533)
Advisor Class	– 0	–	(507,810)
Class R	– 0	–	(123,966)
Class K	– 0	–	(57,310)
Class I	– 0	–	(1,354)
Tax return of capital
Class A	– 0	–	(4,124,910)
Class B	– 0	–	(167,694)
Class C	– 0	–	(836,056)
Advisor Class	– 0	–	(252,102)
Class R	– 0	–	(61,114)
Class K	– 0	–	(28,364)
Class I	– 0	–	(673)
Capital Stock Transactions
Net increase (decrease)	(42,578,658)		5,034,157

Total decrease	(49,258,938)		(46,814,243)
Net Assets
Beginning of period	354,137,377		400,951,620

End of period (including distributions in excess of net investment income of $(5,352,709) and ($6,268,247), respectively)	$304,878,439		$354,137,377

See notes to consolidated financial statements.

66	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

May 31, 2016 (unaudited)

NOTE A

Significant Accounting Policies

AB Global Risk Allocation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. As part of the Fund’s investment strategy, the Fund seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Global Risk Allocation, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Fund is the sole shareholder of the Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of May 31, 2016, net assets of the Fund were $304,878,439, of which $22,659,055, or approximately 7%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiary. This report presents the consolidated financial statements of the Fund and the Subsidiary. All intercompany transactions and balances have been eliminated in consolidation. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require

AB GLOBAL RISK ALLOCATION FUND •	67

Notes to Consolidated Financial Statements

management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In

68	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s consolidated financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

AB GLOBAL RISK ALLOCATION FUND •	69

Notes to Consolidated Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are value of the collateral, the rates and timing of delinquencies, the

70	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2016:

Investments in Securities:	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Financials	$6,540,174		$7,944,959		$	– 0	–	$14,485,133
Consumer Staples	7,457,990		4,264,064			– 0	–	11,722,054
Industrials	6,264,613		4,266,109			247		10,530,969
Health Care	6,049,659		4,128,292			– 0	–	10,177,951
Information Technology	8,269,640		1,874,437			– 0	–	10,144,077
Consumer Discretionary	5,660,746		3,524,412			– 0	–	9,185,158
Materials	4,275,359		3,183,004			– 0	–	7,458,363
Energy	3,947,890		2,777,236			– 0	–	6,725,126
Utilities	3,777,058		2,866,597			– 0	–	6,643,655
Telecommunication Services	1,229,285		1,412,100			– 0	–	2,641,385
Inflation-Linked Securities	– 0	–	62,031,252			– 0	–	62,031,252
Governments – Treasuries	– 0	–	16,279,771			– 0	–	16,279,771
Collateralized Mortgage Obligations	– 0	–	15,916,398			– 0	–	15,916,398
Investment Companies	8,498,713		– 0	–		– 0	–	8,498,713
Preferred Stocks	5,827,136		– 0	–		– 0	–	5,827,136
Corporates – Non-Investment Grade	– 0	–	2,598,750			– 0	–	2,598,750
Governments – Sovereign Bonds	– 0	–	1,223,895			– 0	–	1,223,895
Governments – Sovereign Agencies	– 0	–	510,720			– 0	–	510,720
Corporates – Investment Grade	– 0	–	273,000			– 0	–	273,000
Options Purchased – Calls	– 0	–	90,647			– 0	–	90,647
Options Purchased – Puts	– 0	–	5,116			– 0	–	5,116
Rights	3,626		– 0	–		659		4,285

AB GLOBAL RISK ALLOCATION FUND •	71

Notes to Consolidated Financial Statements

Investments in Securities:	Level 1		Level 2			Level 3			Total
Short-Term Investments:
Investment Companies	$79,364,598		$	– 0	–	$	– 0	–	$79,364,598
U.S. Treasury Bills	– 0	–		17,989,626			– 0	–	17,989,626
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	9,387,834			– 0	–		– 0	–	9,387,834

Total Investments in Securities	156,554,321			153,160,385			906		309,715,612
Other Financial Instruments(a):
Assets:
Futures	3,067,097			620,238			– 0	–	3,687,335	(b)
Forward Currency Exchange Contracts	– 0	–		9,591,191			– 0	–	9,591,191
Centrally Cleared Interest Rate Swaps	– 0	–		1,194,989			– 0	–	1,194,989	(b)
Centrally Cleared Credit Default Swaps	– 0	–		139,335			– 0	–	139,335	(b)
Credit Default Swaps	– 0	–		23,203			– 0	–	23,203
Liabilities:
Futures	(755,674)			(461,041)			– 0	–	(1,216,715	)(b)
Forward Currency Exchange Contracts	– 0	–		(15,700,870)			– 0	–	(15,700,870)
Put Options Written	– 0	–		(10,052)			– 0	–	(10,052)
Currency Options Written	– 0	–		(28,215)			– 0	–	(28,215)
Centrally Cleared Interest Rate Swaps	– 0	–		(794,794)			– 0	–	(794,794	)(b)
Credit Default Swaps	– 0	–		(20,710)			– 0	–	(20,710)

Total(c)	$158,865,744			$147,713,659			$906		$306,580,309

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

72	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks		Collateralized Mortgage Obligations			Preferred Stocks
Balance as of 11/30/15	$39,553			$15,656,199			$268
Accrued discounts/(premiums)	– 0	–		– 0	–		– 0	–
Realized gain (loss)	2,456			– 0	–		(6)
Change in unrealized appreciation/depreciation	(1,699)			– 0	–		6
Purchases	248			– 0	–		– 0	–
Sales	(21,799)			– 0	–		(268)
Transfers in to Level 3	– 0	–		– 0	–		– 0	–
Transfers out of Level 3	(18,512)			(15,656,199)			– 0	–

Balance as of 5/31/16	$247		$	– 0	–	$	– 0	–

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(c)	$(1)		$	– 0	–	$	– 0	–

	Rights		Total
Balance as of 11/30/15	$659			$15,696,679
Accrued discounts/(premiums)	– 0	–		– 0	–
Realized gain (loss)	– 0	–		2,450
Change in unrealized appreciation/depreciation	– 0	–		(1,693)
Purchases	– 0	–		248
Sales	– 0	–		(22,067)
Transfers in to Level 3	– 0	–		– 0	–
Transfers out of Level 3	– 0	–		(15,674,711	)(a)

Balance as of 5/31/16	$659			$906

Net change in unrealized appreciation/depreciation from investments held as of 5/31/16(c)	$ – 0	–		$(1)

(a)

An amount of $18,512 was transferred out of Level 3 into Level 2 as these securities were priced by third party vendor and an amount of $15,656,199 was transferred out of Level 3 into Level 2 due to increase in observability of inputs during the reporting period.

(c)

The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation on investments and other financial instruments in the accompanying consolidated statement of operations.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated),

AB GLOBAL RISK ALLOCATION FUND •	73

Notes to Consolidated Financial Statements

and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

74	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined

AB GLOBAL RISK ALLOCATION FUND •	75

Notes to Consolidated Financial Statements

in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2016, the reimbursement for such services amounted to $22,209.

During the six months ended May 31, 2016, the Adviser reimbursed the Fund $652 for trading losses incurred due to a trade entry error.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $119,889 for the six months ended May 31, 2016.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,229 from the sale of Class A shares and received $4,608, $1,659 and $2,208 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2016.

The Fund may invest in the AB Fixed-Income Shares, Inc.—Government STIF Portfolio (“Government STIF Portfolio”), an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not currently available for direct purchase by members of the public. The Government STIF Portfolio currently pays no investment management

76	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)	Dividend Income (000)
$145,113	$96,161	$161,909	$79,365	$174

Brokerage commissions paid on investment transactions for the six months ended May 31, 2016 amounted to $142,657, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. Effective February 27, 2015, payments under the Agreement in respect of Class A shares are limited to an annual rate of .25% of Class A shares’ average daily net assets. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $796,189, $3,427,343, $408,266 and $247,915 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

AB GLOBAL RISK ALLOCATION FUND •	77

Notes to Consolidated Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2016 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$40,238,785	$77,863,810
U.S. government securities	73,752,677	6,938,707

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$11,252,708
Gross unrealized depreciation	(6,458,480)

Net unrealized appreciation	$4,794,228

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin

78	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Fund to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the six months ended May 31, 2016, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2016, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other

AB GLOBAL RISK ALLOCATION FUND •	79

Notes to Consolidated Financial Statements

things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At May 31, 2016, the maximum payments for written put options amounted to $7,144,100. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended May 31, 2016, the Fund held purchased options for hedging and non-hedging purposes. During the six months ended May 31, 2016, the Fund held written options for hedging and non-hedging purposes. During the six months ended May 31, 2016, the Fund held written Swaptions for hedging and non-hedging purposes.

80	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

For the six months ended May 31, 2016, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/15	38,606,480		$781,721
Options written	137,502,142		798,547
Options expired	(134,094,801)		(1,217,927)
Options bought back	(38,948,062)		(271,253)
Options exercised	– 0	–	– 0	–

Options written outstanding as of 05/31/16	3,065,759		$91,088

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the consolidated statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net

AB GLOBAL RISK ALLOCATION FUND •	81

Notes to Consolidated Financial Statements

realized gain/(loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the consolidated statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the

82	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2016, the Fund held interest rate swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2016, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligations and counterparty for its Sales Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

AB GLOBAL RISK ALLOCATION FUND •	83

Notes to Consolidated Financial Statements

During the six months ended May 31, 2016, the Fund held credit default swaps for hedging and non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2016, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund and the Subsidiary typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a

84	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

At May 31, 2016, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value		Consolidated Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$2,033,164	*	Receivable/Payable for variation margin on exchange-traded derivatives	$794,794	*

Credit contracts	Receivable/Payable for variation margin on exchange-traded derivatives	139,335	*	Receivable/Payable for variation margin on exchange-traded derivatives

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	751,883	*	Receivable/Payable for variation margin on exchange-traded derivatives	611,657	*

Commodity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	2,097,277	*	Receivable/Payable for variation margin on exchange-traded derivatives	605,058	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	9,591,191		Unrealized depreciation on forward currency exchange contracts	15,700,870

Foreign exchange contracts	Investments in securities, at value	5,116

AB GLOBAL RISK ALLOCATION FUND •	85

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Investments in securities, at value	$90,647

Foreign exchange contracts			Options written, at value	$28,215

Equity contracts			Options written, at value	10,052

Credit contracts	Unrealized appreciation on credit default swaps	23,203	Unrealized depreciation on credit default swaps	20,710

Total		$14,731,816		$17,771,356

*	Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$4,379,217	$355,211

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(9,476,836)	(4,668,462)

Commodity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	1,694,683	2,350,317

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	9,622,113	(12,564,909)

86	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives Within Consolidated Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	$(1,022,013)	$(396,768)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(987,987)	89,629

Foreign exchange contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	850,917	79,152

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	438,649	(299,279)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	43,635	922,257

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(499,721)	873,926

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(121,340)	– 0	–

Total		$4,921,317	$(13,258,926)

AB GLOBAL RISK ALLOCATION FUND •	87

Notes to Consolidated Financial Statements

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2016:

Futures:
Average original value of buy contracts	$232,143,948
Average original value of sale contracts	$50,396,827

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$478,841,980
Average principal amount of sale contracts	$674,400,650

Purchased Options:
Average monthly cost	$454,237

Interest Rate Swaps:
Average notional amount	$38,509,904	(a)

Centrally Cleared Interest Rate Swaps:
Average notional amount	$382,732,526

Credit Default Swaps:
Average notional amount of buy contracts	$36,360,781
Average notional amount of sale contracts	$3,494,286

Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$23,205,727	(a)
Average notional amount of sale contracts	$15,670,000

Total Return Swaps:
Average notional amount	$13,962,431	(b)

(a)	Positions were open for four months during the period.

(b)	Positions were open for two months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/ pledged by the Fund as of May 31, 2016:

AB Global Risk Allocation Fund

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Citibank, NA*	$22	$	– 0	–	$	– 0	–	$	– 0	–	$22
Morgan Stanley & Co., Inc.*	240,022		(10,052)			– 0	–		– 0	–	229,970

Total	$240,044		$(10,052)		$	– 0	–	$	– 0	–	$229,992

88	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
Bank of America, NA	$182,808	$	– 0	–	$	– 0	–	$	– 0	–		$182,808
Barclays Bank PLC	597,299		(597,299)			– 0	–		– 0	–		– 0	–
BNP Paribas SA	171,157		(171,157)			– 0	–		– 0	–		– 0	–
Citibank, NA	489,476		(489,476)			– 0	–		– 0	–		– 0	–
Credit Suisse International	2,434		– 0	–		– 0	–		– 0	–		2,434
Deutsche Bank AG	90,920		(90,920)			– 0	–		– 0	–		– 0	–
Goldman Sachs Bank USA/Goldman Sachs International	4,271,360		(4,271,360)			– 0	–		– 0	–		– 0	–
HSBC Bank USA	438,441		(438,441)			– 0	–		– 0	–		– 0	–
JPMorgan Chase Bank	206,980		(94,191)			– 0	–		– 0	–		112,789
Morgan Stanley & Co.	312,920		(312,920)			– 0	–		– 0	–		– 0	–
Nomura Global Financial Products, Inc.	6,186		(6,186)			– 0	–		– 0	–		– 0	–
Royal Bank of Scotland PLC	1,462,568		(395,820)			– 0	–		– 0	–		1,066,748
Standard Chartered Bank	600,771		(600,771)			– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	649,570		(649,570)			– 0	–		– 0	–		– 0	–
UBS	112,872		– 0	–		– 0	–		– 0	–		112,872

Total	$9,595,762		$(8,118,111)		$	– 0	–	$	– 0	–		$1,477,651	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Credit Suisse Securities (USA) LLC*	$16,223	$	– 0	–		$(16,223)		$	– 0	–	$	– 0	–
Morgan Stanley & Co., Inc.*	10,052		(10,052)			– 0	–		– 0	–		– 0	–

Total	$26,275		$(10,052)			$(16,223)		$	– 0	–	$	– 0	–

OTC Derivatives:
Barclays Bank PLC	$825,197		$(597,299)		$	– 0	–	$	– 0	–		$227,898
BNP Paribas SA	334,953		(171,157)			– 0	–		– 0	–		163,796
Brown Brothers Harriman & Co.	76,830		– 0	–		– 0	–		– 0	–		76,830
Citibank, NA	934,471		(489,476)			– 0	–		– 0	–		444,995
Deutsche Bank AG	476,980		(90,920)			– 0	–		(70,515)			315,545

AB GLOBAL RISK ALLOCATION FUND •	89

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Goldman Sachs Bank USA/Goldman Sachs International	$7,964,894	$(4,271,360)	$	– 0	–	$	– 0	–	$3,693,534
HSBC Bank USA	795,241	(438,441)		– 0	–		(356,800)		– 0	–
JPMorgan Chase Bank	94,191	(94,191)		– 0	–		– 0	–	– 0	–
Morgan Stanley & Co.	949,908	(312,920)		– 0	–		– 0	–	636,988
Nomura Global Financial Products, Inc.	125,901	(6,186)		– 0	–		– 0	–	119,715
Royal Bank of Scotland PLC	395,820	(395,820)		– 0	–		– 0	–	– 0	–
Standard Chartered Bank	818,530	(600,771)		– 0	–		– 0	–	217,759
State Street Bank & Trust Co.	1,867,635	(649,570)		– 0	–		– 0	–	1,218,065

Total	$15,660,551	$(8,118,111)	$	– 0	–		$(427,315)		$7,115,125	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

AllianceBernstein Cayman Global Risk Allocation, Ltd.
Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset			Cash Collateral Received			Security Collateral Received			Net Amount of Derivatives Assets
OTC Derivatives:
State Street Bank & Trust Co.	$594		$(594)		$	– 0	–	$	– 0	–	$	– 0	–

Total	$594		$(594)		$	– 0	–	$	– 0	–	$	– 0	–

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc.**	$88,492	$	– 0	–		$(88,492)		$	– 0	–	$	– 0	–

Total	$88,492	$	– 0	–		$(88,492)		$	– 0	–	$	– 0	–

90	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged*			Security Collateral Pledged			Net Amount of Derivatives Liabilities
OTC Derivatives:
State Street Bank & Trust Co.	$45,484	$(594)	$	– 0	–	$	– 0	–	$44,890

Total	$45,484	$(594)	$	– 0	–	$	– 0	–	$44,890	^

*	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

**	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2016.

^	Net amount represents the net receivable/(payable) that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. TBA and Dollar Rolls

The Fund may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions. During the six months ended May 31, 2016, the Fund did not engage in TBA transactions.

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously

AB GLOBAL RISK ALLOCATION FUND •	91

Notes to Consolidated Financial Statements

contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. During the six months ended May 31, 2016, the Fund had no transactions in dollar rolls.

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in AB Exchange Reserves, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the consolidated statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2016, the Fund had securities on loan with a value of $9,196,980 and had received cash collateral which has been invested into AB Exchange Reserves of $9,387,834. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $23,481 and $19,339 from the borrowers and AB Exchange Reserves, respectively, for the six months ended May 31, 2016; these amounts are reflected in the consolidated statement of operations. A principal risk of lending portfolio securities is that the borrower will fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient

92	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Exchange Reserves for the six months ended May 31, 2016 is as follows:

Market Value November 30, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2016 (000)
$11,807	$134,019	$136,438	$9,388

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)		Year Ended November 30, 2015

Class A
Shares sold	284,511		1,287,975	$4,189,274		$20,588,689

Shares issued in reinvestment of dividends and distributions	10,093		1,842,489	151,290		28,521,717

Shares converted from Class B	84,181		235,138	1,240,640		3,760,592

Shares redeemed	(2,082,834)		(3,193,517)	(30,679,563)		(50,214,183)

Net increase (decrease)	(1,704,049)		172,085	$(25,098,359)		$2,656,815

Class B
Shares sold	10,759		30,813	$145,006		$452,223

Shares issued in reinvestment of dividends and distributions	– 0	–	79,758	– 0	–	1,135,755

Shares converted to Class A	(92,323)		(256,255)	(1,240,640)		(3,760,592)

Shares redeemed	(39,642)		(149,273)	(531,539)		(2,198,043)

Net decrease	(121,206)		(294,957)	$(1,627,173)		$(4,370,657)

Class C
Shares sold	49,454		270,972	$661,087		$3,969,032

Shares issued in reinvestment of dividends and distributions	– 0	–	355,679	– 0	–	5,082,669

Shares redeemed	(498,468)		(570,215)	(6,695,677)		(8,270,504)

Net increase (decrease)	(449,014)		56,436	$(6,034,590)		$781,197

AB GLOBAL RISK ALLOCATION FUND •	93

Notes to Consolidated Financial Statements

Shares	Amount
Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015	Six Months Ended May 31, 2016 (unaudited)	Year Ended November 30, 2015

Advisor Class
Shares sold	87,694	910,192	$1,302,802	$14,531,267

Shares issued in reinvestment of dividends and distributions	2,341	119,735	35,351	1,864,270

Shares redeemed	(829,939)	(699,700)	(12,359,234)	(11,203,109)

Net increase (decrease)	(739,904)	330,227	$(11,021,081)	$5,192,428

Class R
Shares sold	26,892	89,729	$392,831	$1,382,897

Shares issued in reinvestment of dividends and distributions	– 0	–	29,550	– 0	–	454,770

Shares redeemed	(28,638)	(99,321)	(415,280)	(1,543,290)

Net increase (decrease)	(1,746)	19,958	$(22,449)	$294,377

Class K
Shares sold	13,079	30,288	$191,043	$478,893

Shares issued in reinvestment of dividends and distributions	76	14,017	1,139	216,555

Shares redeemed	(24,765)	(36,992)	(360,098)	(581,891)

Net increase (decrease)	(11,610)	7,313	$(167,916)	$113,557

Class I
Shares sold	106,831	38,258	$1,575,688	$597,374

Shares issued in reinvestment of dividends and distributions	61	342	918	5,325

Shares redeemed	(12,478)	(15,288)	(183,696)	(236,259)

Net increase	94,414	23,312	$1,392,910	$366,440

NOTE G

Risks Involved in Investing in the Fund

Allocation Risk—The allocation of investments among asset classes may have a significant effect on the Fund’s net asset value, or NAV, when the asset classes in which the Fund’s has invested more heavily perform worse than the asset classes invested in less heavily.

94	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Commodity Risk—Investing in commodities and commodity-linked derivative instruments, either directly or through the Subsidiary, may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Below Investment Grade Securities Risk—Investments in fixed-income securities with ratings below investment grade, commonly known as “junk bonds”, tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties.

Subsidiary Risk—By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and, unless otherwise

AB GLOBAL RISK ALLOCATION FUND •	95

Notes to Consolidated Financial Statements

noted in this Prospectus, is not subject to all of the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are managed by the Adviser, making it unlikely the Subsidiary will take actions contrary to the interests of the Fund or its shareholders. In addition, changes in federal tax laws applicable to the Fund or interpretations thereof could limit the Fund’s ability to gain exposure to commodities investments through investments in the Subsidiary.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the consolidated statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2016.

96	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2016 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2015 and November 30, 2014 were as follows:

	2015	2014
Distributions paid from:
Ordinary income	$26,443,571	$	– 0	–
Long-term capital gains	9,388,763		6,861,820

Total taxable distributions paid	35,832,334		6,861,820
Tax return of capital	5,470,913		– 0	–

Total distributions paid	$41,303,247		$6,861,820

As of November 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,479,008	)(a)
Unrealized appreciation/(depreciation)	(14,620,239	)(b)

Total accumulated earnings/(deficit)	$(16,099,247	)(c)

(a)	As of November 30, 2015, the Fund had a net capital loss carryforward of $1,400,420. As of this date, the Fund had cumulative deferred losses on straddles of $78,588.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of earnings from the Subsidiary.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the tax treatment of earnings from the Subsidiary.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2015, the Fund had a net short-term capital loss carryforward of $1,400,420 which may be carried forward for an indefinite period.

NOTE J

New Accounting Pronouncement

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical

AB GLOBAL RISK ALLOCATION FUND •	97

Notes to Consolidated Financial Statements

expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the consolidated financial statements.

NOTE K

Subsequent Events

The Government STIF Portfolio, prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no investment management fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), will have a contractual investment management fee rate of .20% and will continue to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser will waive its investment management fee from the Fund in an amount equal to Government Money Market Portfolio’s effective management fee.

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s consolidated financial statements through this date.

98	• AB GLOBAL RISK ALLOCATION FUND

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2016(a) (unaudited)	Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 15.29	$ 17.54	$ 16.48	$ 17.72	$ 15.32	$ 14.36

Income From Investment Operations
Net investment income(b)	.06	.16	.21	.10	.22	.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.60)	1.11	(.02)	2.42	.97
Contributions from Affiliates	.00	(c)	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.23)	(.43)	1.32	.09	2.64	1.22

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(1.10)	– 0	–	(.15)	(.24)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.01)	(1.82)	(.26)	(1.33)	(.24)	(.26)

Net asset value, end of period	$ 15.05	$ 15.29	$ 17.54	$ 16.48	$ 17.72	$ 15.32

Total Return
Total investment return based on net asset value(d)*	(1.51)%	(2.56)%	8.14%	.57%	17.37%	8.57%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$237,815	$267,703	$304,092	$330,368	$400,685	$380,338
Ratio to average net assets of:
Expenses	1.33	%^	1.28%	1.28%	1.17%	1.09%	1.08%
Net investment income	.82	%^	1.01%	1.25%	.58%	1.30%	1.67%
Portfolio turnover rate**	44%	250%	96%	158%	163%	87%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	99

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2016(a) (unaudited)	Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 13.96	$ 16.13	$ 15.29	$ 16.57	$ 14.34	$ 13.46

Income From Investment Operations
Net investment income (loss)(b)	– 0	–	.01	.08	(.03)	.08	.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)	(.52)	1.02	.00	(c)	2.27	.90
Contributions from Affiliates	.00	(c)	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)	(.50)	1.10	(.02)	2.35	1.03

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.95)	– 0	–	(.08)	(.12)	(.15)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(1.67)	(.26)	(1.26)	(.12)	(.15)

Net asset value, end of period	$ 13.69	$ 13.96	$ 16.13	$ 15.29	$ 16.57	$ 14.34

Total Return
Total investment return based on net asset value(d)*	(1.93)%	(3.30)%	7.32%	(.12)%	16.44%	7.68%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,257	$6,033	$11,730	$18,652	$35,786	$50,797
Ratio to average net assets of:
Expenses	2.19	%^	2.05%	2.01%	1.89%	1.85%	1.85%
Net investment income (loss)	(.06	)%^	.10%	.54%	(.21)%	.50%	.91%
Portfolio turnover rate**	44%	250%	96%	158%	163%	87%

See footnote summary on page 106.

100	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2016(a) (unaudited)		Year Ended November 30,
			2015(a)	2014(a)		2013(a)		2012		2011

Net asset value, beginning of period	$ 14.01		$ 16.22	$ 15.37		$ 16.66		$ 14.42		$ 13.54

Income From Investment Operations
Net investment income (loss)(b)	– 0	–	.04	.08		(.02)		.09		.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.27)		(.55)	1.03		(.01)		2.28		.90
Contributions from Affiliates	.00	(c)	.01	– 0	–	.01		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.27)		(.50)	1.11		(.02)		2.37		1.04

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.99)	– 0	–	(.09)		(.13)		(.16)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)		(1.18)		– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(1.71)	(.26)		(1.27)		(.13)		(.16)

Net asset value, end of period	$ 13.74		$ 14.01	$ 16.22		$ 15.37		$ 16.66		$ 14.42

Total Return
Total investment return based on net asset value(d)*	(1.93)%		(3.27)%	7.35%		(.12)%		16.54%		7.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$43,379		$50,508	$57,567		$60,336		$72,294		$68,095
Ratio to average net assets of:
Expenses	2.09	%^	2.02%	2.00%		1.89	%(e)	1.82%		1.80%
Net investment income (loss)	.05	%^	.26%	.53%		(.14)%		.58%		.94%
Portfolio turnover rate**	44%		250%	96%		158%		163%		87%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	101

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2016(a) (unaudited)		Year Ended November 30,
			2015(a)	2014(a)		2013(a)		2012		2011

Net asset value, beginning of period	$ 15.41		$ 17.67	$ 16.55		$ 17.77		$ 15.36		$ 14.40

Income From Investment Operations
Net investment income(b)	.07		.21	.21		.14		.27		.30
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.28)		(.61)	1.17		(.02)		2.43		.97
Contributions from Affiliates	.00	(c)	.01	– 0	–	.02		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.21)		(.39)	1.38		.14		2.70		1.27

Less: Dividends and Distributions
Dividends from net investment income	(.03)		(1.15)	– 0	–	(.18)		(.29)		(.31)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)		(1.18)		– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.03)		(1.87)	(.26)		(1.36)		(.29)		(.31)

Net asset value, end of period	$ 15.17		$ 15.41	$ 17.67		$ 16.55		$ 17.77		$ 15.36

Total Return
Total investment return based on net asset value(d)*	(1.39)%		(2.27)%	8.41%		.86%		17.72%		8.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11,722		$23,311	$20,893		$22,933		$42,278		$26,360
Ratio to average net assets of:
Expenses	1.08	%^	1.02%	1.00%		.88	%(e)	.79%		.79%
Net investment income	1.00	%^	1.34%	1.25%		.85%		1.64%		1.96%
Portfolio turnover rate**	44%		250%	96%		158%		163%		87%

See footnote summary on page 106.

102	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2016(a) (unaudited)	Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 15.15	$ 17.40	$ 16.40	$ 17.66	$ 15.26	$ 14.31

Income From Investment Operations
Net investment income(b)	.04	.11	.16	.04	.17	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.60)	1.10	(.02)	2.42	.96
Contributions from Affiliates	.00	(c)	.01	– 0	–	.02	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.25)	(.48)	1.26	.04	2.59	1.17

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(1.05)	– 0	–	(.12)	(.19)	(.22)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	– 0	–	(1.77)	(.26)	(1.30)	(.19)	(.22)

Net asset value, end of period	$ 14.90	$ 15.15	$ 17.40	$ 16.40	$ 17.66	$ 15.26

Total Return
Total investment return based on net asset value(d)*	(1.65)%	(2.84)%	7.75%	.29%	17.08%	8.19%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$4,144	$4,241	$4,523	$3,676	$5,704	$5,308
Ratio to average net assets of:
Expenses	1.66	%^	1.61%	1.59%	1.46%	1.38%	1.38%
Net investment income	.51	%^	.69%	.95%	.23%	1.01%	1.38%
Portfolio turnover rate**	44%	250%	96%	158%	163%	87%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	103

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2016(a) (unaudited)		Year Ended November 30,
			2015(a)	2014(a)		2013(a)		2012		2011

Net asset value, beginning of period	$ 15.25		$ 17.50	$ 16.45		$ 17.68		$ 15.28		$ 14.34

Income From Investment Operations
Net investment income(b)	.06		.16	.21		.09		.21		.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)		(.59)	1.10		.00	(c)	2.43		.96
Contributions from Affiliates	.00	(c)	.01	– 0	–	.01		– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.23)		(.42)	1.31		.10		2.64		1.21

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(1.11)	– 0	–	(.15)		(.24)		(.27)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)		(1.18)		– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.01)		(1.83)	(.26)		(1.33)		(.24)		(.27)

Net asset value, end of period	$ 15.01		$ 15.25	$ 17.50		$ 16.45		$ 17.68		$ 15.28

Total Return
Total investment return based on net asset value(d)*	(1.51)%		(2.55)%	8.09%		.64%		17.40%		8.48%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,734		$1,939	$2,098		$2,033		$2,692		$2,924
Ratio to average net assets of:
Expenses	1.35	%^	1.30%	1.27%		1.16	%(e)	1.07%		1.07%
Net investment income	.80	%^	.99%	1.26%		.57%		1.31%		1.68%
Portfolio turnover rate**	44%		250%	96%		158%		163%		87%

See footnote summary on page 106.

104	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2016(a) (unaudited)	Year Ended November 30,
2015(a)	2014(a)	2013(a)	2012	2011

Net asset value, beginning of period	$ 15.39	$ 17.66	$ 16.52	$ 17.72	$ 15.31	$ 14.36

Income From Investment Operations
Net investment income(b)	.10	.22	.27	.10	.29	.33
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.29)	(.60)	1.13	.05	†	2.43	.95
Contributions from Affiliates	.00	(c)	.01	– 0	–	.01	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.19)	(.37)	1.40	.16	2.72	1.28

Less: Dividends and Distributions
Dividends from net investment income	(.04)	(1.18)	– 0	–	(.18)	(.31)	(.33)
Distributions from net realized gain on investment transactions	– 0	–	(.48)	(.26)	(1.18)	– 0	–	– 0	–
Tax return of capital	– 0	–	(.24)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.04)	(1.90)	(.26)	(1.36)	(.31)	(.33)

Net asset value, end of period	$ 15.16	$ 15.39	$ 17.66	$ 16.52	$ 17.72	$ 15.31

Total Return
Total investment return based on net asset value(d)*	(1.27)%	(2.12)%	8.55%	1.02%	17.95%	8.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,827	$402	$49	$84	$954	$839
Ratio to average net assets of:
Expenses	.92	%^	.91%	.83%	.71%	.64%	.64%
Net investment income	1.30	%^	1.45%	1.59%	.98%	1.76%	2.13%
Portfolio turnover rate**	44%	250%	96%	158%	163%	87%

See footnote summary on page 106.

AB GLOBAL RISK ALLOCATION FUND •	105

Consolidated Financial Highlights

(a)	Consolidated (see Note A).

(b)	Based on average shares outstanding.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	The expense ratios presented below exclude interest expense:

Year Ended November 30, 2013
Class C
Expenses	1.88%
Advisor Class
Expenses	.87%
Class K
Expenses	1.15%

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended May 31, 2016, November 30, 2015, November 30, 2014, November 30, 2013, November 30, 2012 and November 30, 2011 by 0.01%, 0.08%, 0.06%, 0.04%, 0.07% and 0.03%, respectively.

^	Annualized.

**	The Fund accounts for dollar roll transactions as purchases and sales.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to consolidated financial statements.

106	• AB GLOBAL RISK ALLOCATION FUND

Consolidated Financial Highlights

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Dan Loewy(2), Vice President Leon Zhu(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Quantitative Investment Team. Messrs. DePalma and Zhu are the investment professionals with the most significant responsibilities for the day-to-day management of the Fund’s portfolio.

AB GLOBAL RISK ALLOCATION FUND •	107

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Global Risk Allocation Fund, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

108	• AB GLOBAL RISK ALLOCATION FUND

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2014 was not unreasonable. The directors noted that the Fund was not profitable to the Adviser in 2015.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which

AB GLOBAL RISK ALLOCATION FUND •	109

is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016. Based on their review, and their discussion with the Adviser of the reasons for the Fund’s underperformance in certain periods, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

110	• AB GLOBAL RISK ALLOCATION FUND

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser

AB GLOBAL RISK ALLOCATION FUND •	111

and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

112	• AB GLOBAL RISK ALLOCATION FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AB Global Risk Allocation Fund, Inc. (the “Fund”),2,3 prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

1	The information in the fee evaluation was completed on April 21, 2016 and discussed with the Board of Directors on May 3-5, 2016.

2	Future references to the Fund do not include “AB.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

3	On October 8, 2012, the Fund changed its name from AB Balanced Shares, Inc. to AB Global Risk Allocation Fund, Inc. The Fund’s eliminated its non-fundamental policies that the Fund’s investments normally consist of about 60% in stocks and 40% in fixed-income securities and that fixed-income securities not normally exceed 60% of the Fund’s investments. The Fund made certain material changes to its investment strategy, including the implementation of the tail risk parity strategy and the adoption of a global rather than a U.S. focus. In addition, the Fund’s portfolio management team and benchmark was changed.

AB GLOBAL RISK ALLOCATION FUND •	113

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1518 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”4

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pays the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.5 Also shown are the Fund’s net assets on March 31, 2016.

Fund	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 3/31/16 ($MIL)
Global Risk Allocation Fund, Inc.	0.60% on 1st $200 million 0.50% on next $200 million 0.40% on the balance	$317.3

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $45,099 (0.012% of the Fund’s average daily net assets) for such services.

4	Jones v. Harris at 1527.

5	Most of the AB Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG; however, the Fund is not affected by the settlement because it has lower breakpoints than the applicable NYAG related fee schedules.

114	• AB GLOBAL RISK ALLOCATION FUND

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year
Global Risk Allocation Fund, Inc.[6]	Advisor	1.02%	November 30
	Class A	1.28%
	Class B	2.05%
	Class C	2.02%
	Class R	1.61%
	Class K	1.30%
	Class I	0.91%

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing some of these services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund, since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

6	The Fund’s current fiscal year exposure to ETFs is 5.27% of the Fund’s average net assets. The Fund’s underlying expense ratio related to the ETF holdings is 0.00155%.

AB GLOBAL RISK ALLOCATION FUND •	115

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.7 In addition to the AB Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AB Institutional fee schedule been applicable to the Fund based on March 31, 2016 net assets.8

Fund	Net Assets 3/31/16 ($MM)	AB Institutional Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	$317.3	Drawdown Managed All Asset (formerly Tail Risk parity) 0.50% on 1st $100 million 0.40% on next $400 million 0.30% on next the balance Minimum account size: $100m	0.432%	0.563%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fee set forth below for the sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown are the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2016 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Risk Allocation Fund, Inc.	Client #1	0.30% of average daily net assets	0.300%	0.551%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

7	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1528.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

116	• AB GLOBAL RISK ALLOCATION FUND

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to provide a sub-advisory relationship investment related services at a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment management, generally required by a registered investment company

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.9,10 Broadridge’s analysis included the comparison of the Fund’s contractual management fee, estimated at the approximate current asset level of the Fund, to the median of the Fund’s Broadridge Expense Group (“EG”)11 and the Fund’s contractual management fee ranking.12

Broadridge describes an EG as a representative sample of comparable funds. Broadridge’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, Lipper investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

9	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

10	On June 5, 2015, Broadridge acquired the Fiduciary Services and Competitive Intelligence unit, i.e., the group responsible for providing the Fund’s 15(c) reports, from Thomson Reuters’ Lipper division. The group that maintains Lipper’s expense and performance databases and investment classification/objective remains a part of Thomson Reuters’ Lipper division. Accordingly, the Fund’s investment classification/objective continued to be determined by Lipper.

11	Broadridge does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. There are limitations to Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Broadridge using the Fund’s contractual management fee rate at the hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Broadridge’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that Fund had the lowest effective fee rate in the Broadridge peer group.

AB GLOBAL RISK ALLOCATION FUND •	117

The Fund’s original EG had an insufficient number. Consequently, Broadridge expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[13]	Broadridge EG Median (%)	Broadridge EG Rank
Global Risk Allocation Fund, Inc.[14]	0.562	0.854	1/7

However, because Broadridge had expanded the EG of the Fund, under Broadridge’s standard guidelines, the Broadridge Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15 Set forth below is Broadridge’s comparison of the Fund’s total expense ratio and the medians of the Fund’s EG and EU. The Fund’s total expense ratio ranking is also shown.

Fund	Total Expense Ratio (%)[16]	Broadridge EG Median (%)	Broadridge Group Rank	Broadridge EU Median (%)	Broadridge EU Rank
Global Risk Allocation Fund, Inc.[17]	1.280	1.280	4/7	1.280	49/100

Based on this analysis, the Fund has a more favorable ranking on a contractual management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee rate does not reflect any expense reimbursement payments for certain clerical, legal, accounting, administrative, and other services.

14	The Fund’s EG includes the Fund, three other Flexible Portfolio (“FX”) funds, and three Alternative Global Macro (“AGM”) funds.

15	Except for asset (size) comparability, Broadridge uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represent by more than just one fund.

16	Most recently completed fiscal year end Class A total expense ratio.

17	The Fund’s EU includes the Fund, EG and all other GX and AGM, excluding outliers

118	• AB GLOBAL RISK ALLOCATION FUND

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2015, relative to 2014.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. The total amount paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2015, ABI paid approximately 0.05% of the average monthly assets of the AB Mutual Funds or approximately $20 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $3,691, $1,404,488 and $9,040 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $279,252 in fees from the Fund.

AB GLOBAL RISK ALLOCATION FUND •	119

The Fund did not effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) nor its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

120	• AB GLOBAL RISK ALLOCATION FUND

Previously, in February 2008, the independent consultant provided the Board of Directors an update of Deli’s study on advisory fees and various fund characteristics.18,19 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AB Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $479 billion as of March 31, 2016, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Broadridge shows the 1, 3, 5 and 10 year performance returns and rankings21 of the Fund relative to its Broadridge Performance Group (“PG”) and Broadridge Performance Universe (“PU”)22 for the periods ended February 29, 2016.

18	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years. Source: Deli, Daniel N. “Mutual Fund Advisory Contracts: An Empirical Investigation.” Journal of Finance, 57(1): 109-133 (2002).

19	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones v. Harris at 1529.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

21	The performance returns and rankings of the Fund are for the Fund’s Class A shares. The Fund’s performance returns were provided by Broadridge.

22	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund from a PG/PU is somewhat different from that of an EG/EU.

AB GLOBAL RISK ALLOCATION FUND •	121

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Global Risk Allocation Fund, Inc.[23],[24]
1 year	-11.55	-10.59	-8.97	4/4	86/120
3 year	-0.18	-0.18	1.64	2/3	62/87
5 year	3.12	1.82	2.84	1/2	26/60
10 year	2.84	N/A	4.14	N/A	23/26

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

23	The current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if the fund had a different investment classification/objective at a different point in time.

24	On July 26, 2013, the Fund’s Lipper classification changed from Mixed-Asset Target Allocation Growth Fund (“MTAG”) to Global Flexible Fund (“GX”). On or around August 1, 2014, the Fund’s Lipper classification changed from GX to Flexible Portfolio (“FX”).

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 29, 2016.

27	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark volatility and Sharpe Ratio information was calculated by the Senior Officer using standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be viewed as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

122	• AB GLOBAL RISK ALLOCATION FUND

	Periods Ending February 29, 2016 Annualized Performance
					Since	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Inception (%)	Volatility (%)	Sharpe (%)
Global Risk Allocation Fund, Inc.	-11.55	-0.18	3.12	2.84	8.61	7.15	0.00	3
MSCI World Index (Net)[28]	-11.00	5.32	4.92	3.82	N/A	7.31	0.47	3
Barclays Capital Global Aggregate Index	0.84	-0.11	1.36	3.97	N/A	N/A	N/A	N/A
60% MSCI World Index / 40% Barclays Capital Global Aggregate Bond Index	-6.22	3.26	3.67	4.17	N/A	N/A	N/A	N/A
Inception Date: June 8, 1932

CONCLUSION:

Based on the factors discussed above, the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 2, 2016

28	Prior to October 8, 2012, the Fund’s primary benchmark was the Russell 1000 Value Index, while the Fund’s blended benchmark was the 60% Russell 1000 Value / 40% Barclays Capital U.S. Aggregate Index.

AB GLOBAL RISK ALLOCATION FUND •	123

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

US EQUITY

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

International/Global Core

Global Core Equity Portfolio

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

International Strategic Core Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Growth Fund

International/Global Value

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

Municipal

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

FIXED INCOME (continued)

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Long/Short Multi-Manager Fund

Multi-Manager Alternative Strategies Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

124	• AB GLOBAL RISK ALLOCATION FUND

AB Family of Funds

NOTES

AB GLOBAL RISK ALLOCATION FUND •	125

NOTES

126	• AB GLOBAL RISK ALLOCATION FUND

NOTES

AB GLOBAL RISK ALLOCATION FUND •	127

NOTES

128	• AB GLOBAL RISK ALLOCATION FUND

AB GLOBAL RISK ALLOCATION FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GRA-0152-0516

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Global Risk Allocation Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	July 27, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2016